                                                                   Exhibit 10.10

                     MASTER SERVICES AGREEMENT NO. SG021306

                                     BETWEEN

                         SYNCHRONOSS TECHNOLOGIES, INC.

                                       AND

                              CINGULAR WIRELESS LLC

                                       FOR

                                    SERVICES


                                        1

                             PROPRIETARY INFORMATION

    The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

Services

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                                                                Agreement Number

                                TABLE OF CONTENTS

ARTICLE I - PREAMBLE.......................................................    3
   1.1    Preamble and Effective Date......................................    3
   1.2    Scope of Agreement...............................................    3

ARTICLE II - DEFINITIONS...................................................    3

ARTICLE III - General Clauses..............................................    4
   3.1    Affiliate........................................................    4
   3.2    Amendments and Waivers...........................................    4
   3.3    Assignment.......................................................    4
   3.4    Cancellation and Termination.....................................    5
   3.5    Compliance with Laws.............................................    5
   3.6    Conflict of Interest.............................................    6
   3.7    Construction and Interpretation..................................    6
   3.8    Cumulative Remedies..............................................    6
   3.9    Delivery, Performance and Acceptance.............................    6
   3.10   Entire Agreement.................................................    6
   3.11   Force Majeure....................................................    7
   3.12   Governing Law....................................................    7
   3.13   Indemnity........................................................    7
   3.14   Information......................................................    8
   3.15   Infringement of Third Party Intellectual Property Rights.........    9
   3.16   Insurance........................................................    9
   3.17   Dispute Resolution...............................................   10
   3.18   Invoicing and Payment............................................   11
   3.19   Licenses and Patents.............................................   11
   3.20   Limitation of Liability..........................................   11
   3.21   Most Favored Customer............................................   11
   3.22   Minority/Woman/Disabled Veteran-owned Business Enterprises ("MBE
          /WBE/DVBE") (and Appendices).....................................   12
   3.23   Non-Exclusive Market.............................................   12
   3.24   Notices..........................................................   12
   3.25   Publicity........................................................   13
   3.26   Records and Audits...............................................   13
   3.27   Severability.....................................................   13
   3.28   Survival of Obligations..........................................   14


                                        i

                             PROPRIETARY INFORMATION

    The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

Services

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

   3.29   Taxes............................................................   14
   3.30   Term of Agreement................................................   14
   3.31   Warranty.........................................................   14
   3.32   Work Orders......................................................   15

ARTICLE IV - SPECIAL TERMS.................................................   16
   4.1    Access...........................................................   16
   4.2    Background Check.................................................   17
   4.3    Independent Contractor...........................................   18
   4.4    Work Done By Others..............................................   17
   4.5    Cingular Corporate Information Security Policy, Compliance by
          Business Partners, Vendors, Contractors..........................   18


                                       ii

                             PROPRIETARY INFORMATION

    The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

ARTICLE I - PREAMBLE

1.1 PREAMBLE AND EFFECTIVE DATE

This Master Services Agreement ("Agreement") effective as of September 1, 2005 ("Effective Date"), is between SYNCHRONOSS TECHNOLOGIES, INC., on behalf of itself its subsidiaries and it's Affiliates (as defined below) a Delaware corporation with offices at 1525 Valley Center Parkway, Bethlehem, Pennsylvania 18017 (hereinafter referred to as "Supplier"), and CINGULAR WIRELESS LLC, a Delaware limited liability company, having an office and place of business at 5565 Glenridge Connector, Atlanta, Georgia 30342, on behalf of itself and its Affiliates (hereinafter referred to as "CINGULAR"), each of which may be referred to in the singular as "Party" or in the plural as "Parties."

1.2 SCOPE OF AGREEMENT

During the term of this Agreement, CINGULAR may authorize Supplier to perform work as specified in orders ("Orders") issued by CINGULAR to Supplier. Supplier will be subject to the terms and conditions contained in each Order and Supplier will perform those services in accordance with the terms of the Order and this Agreement. Pricing shall be based on those rates negotiated for each Order.

ARTICLE II - DEFINITIONS

2.1 "AFFILIATE" means (1) a company, whether incorporated or not, which owns, directly or indirectly, a forty percent (40%) interest in either Party (a "parent company"), and (2) a company, whether incorporated or not, in which a five percent (5%) or greater interest is owned, either directly or indirectly, by: (i) either Party or (ii) a parent company.

2.2 "CANCELLATION" means the occurrence by which either Party puts an end to this Agreement or Orders placed under this Agreement for breach by the other, and its effect is the same as that of "Termination" and, except as otherwise provided for herein, the canceling Party also retains any remedy for breach of the whole Agreement or any unperformed balance.

2.3 "INFORMATION" means all ideas, discoveries, concepts, know-how, trade secrets, techniques, designs, Specifications, drawings, sketches, models, manuals, samples, tools, computer programs, technical information, and other confidential business, customer or personnel information or data, whether provided orally, in writing, or through electronic or other means.

2.4 "LIABILITY" means all losses, damages, expenses, costs, penalties, fines and fees, including reasonable attorneys' fees, arising from or incurred in connection with a claim or cause of action related to performance or omission of acts under this Agreement or any Order, including, but not limited to, claims or causes of actions brought by third parties.

2.5 "ORDER" means such purchase orders, work orders, forms, memoranda or other written communications as may be delivered to Supplier for the purpose of ordering Services hereunder.

2.6 "SERVICE(S)" means any and all labor or service provided in connection with this Agreement or an applicable Order, including, but not limited to, consultation, engineering, installation, removal, maintenance, training, technical support, repair, and programming. The term "Service" shall also include any Material, including any Documentation, provided by Supplier in connection with providing the Services.

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

2.7 "SPECIFICATIONS" mean (i) Supplier's applicable Specifications and descriptions, including any warranty statements, and (ii) CINGULAR's requirements, Specifications, and descriptions specified in, or attached to, this Agreement or an applicable Order, which shall control over an inconsistency with Supplier's Specifications and descriptions.

2.8 "TERMINATION" means the occurrence by which either Party, pursuant to the provisions or powers of this Agreement or pursuant to laws and regulations, puts an end to this Agreement and/or Orders placed under this Agreement other than for breach. On "Termination" all executory obligations are discharged, but any right based on breach of performance survives except as otherwise provided herein.

2.9 "WORK" means all Material and Services, collectively, that Supplier is supplying pursuant to Orders placed under this Agreement.

ARTICLE III - GENERAL CLAUSES

3.1 AFFILIATE

Supplier agrees that an Affiliate may place Orders with Supplier, which incorporate the terms and conditions of this Agreement, and that the term "CINGULAR" shall be deemed to refer to an Affiliate when an Affiliate places an Order with Supplier under this Agreement. An Affiliate will be responsible for its own obligations, including but not limited to, all charges incurred in connection with such Order. The Parties agree that nothing in this Agreement will be construed as requiring CINGULAR to indemnify Supplier, or to otherwise be responsible, for any acts or omissions of an Affiliate, nor shall anything in this Agreement be construed as requiring an Affiliate to indemnify Supplier, or to otherwise be responsible, for the acts or omissions of CINGULAR.

3.2 AMENDMENTS AND WAIVERS

This Agreement and any Orders placed hereunder may be amended or modified only by a written document signed by the authorized representative of the Party against whom enforcement is sought; provided that CINGULAR may, at any time, make changes to the scope of Work, and Supplier shall not unreasonably withhold or condition its consent. An equitable adjustment shall be made if such change substantially affects the time of performance or the cost of the Work to be performed under this Agreement. Such cost adjustment shall be made on the basis of the actual cost of the Work, unless otherwise agreed in writing. No course of dealing or failure of either Party to strictly enforce any term, right or condition of this Agreement shall be construed as a general waiver or relinquishment of such term, right, or condition. A waiver by either Party of any default shall not be deemed a waiver of any other default.

3.3 ASSIGNMENT

Neither Party may assign, delegate, subcontract or otherwise transfer its rights or obligations under this Agreement, except with the prior written consent of the other Party, which consent will not be unreasonably withheld; provided, however, that CINGULAR will have the right to assign this Agreement to any Affiliate without securing the consent of Supplier, and both Parties may assign their respective right to receive money due hereunder. Any attempted assignment or transfer not consented to in writing, except for an assignment to receive money due hereunder, will be void. It is expressly agreed that any assignment of money will be void if (i) the assignor fails to give the non-assigning Party at least thirty (30) days prior written notice, or (ii) the assignment imposes or attempts to impose upon the non-assigning Party additional costs or obligations in addition to the payment of

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

such money, or (iii) the assignment attempts to preclude CINGULAR from dealing solely and directly with Supplier in all matters pertaining to this Agreement, or (iv) the assignment denies, alters or attempts to alter any of the non-assigning Party's rights hereunder.

3.4 CANCELLATION AND TERMINATION

a.   Cancellation:

     1. If either Party fails to cure a material default under this Agreement or applicable Order within *** after written notice, then, in addition to all other rights and remedies, the Party not in default may cancel this Agreement and/or the Order under which the default occurred. Notwithstanding the foregoing, if the material default is a breach of the Compliance with Laws Section of this Agreement, the Party not in default may, upon providing written notice, cancel the Agreement ***. Additional provisions for Cancellation of Orders hereunder are set forth in this Agreement.

     2. If Supplier is the Party in default, CINGULAR may Cancel any Orders which may be affected by Supplier's default without any financial obligation or Liability on the part of CINGULAR whatsoever, except to pay for the value of any Material and/or Services retained by CINGULAR.

b.   Termination:

     CINGULAR may Terminate this Agreement or any Order, in whole or in part, at any time, upon written notice to Supplier. In such event, or if Supplier Cancels this Agreement or any Order as a result of CINGULAR's failure to cure a material default, CINGULAR shall pay Supplier its actual and direct costs incurred to provide the Material and Services ordered by CINGULAR, but no more than a percentage of the Services performed or Material Delivered, less reimbursements. If requested, Supplier agrees to substantiate such costs with proof satisfactory to CINGULAR. In no event shall CINGULAR's Liability exceed the price of any Material or Services ordered hereunder. After the receipt of CINGULAR's payment for any Services, Supplier shall deliver the physical embodiments, if any, of such Services. The foregoing statement of CINGULAR's Liability states the entire Liability of CINGULAR and Supplier's sole remedy for CINGULAR's Termination for convenience, or Supplier's Cancellation for material default.

c.   Partial Cancellation and Termination:

     Where a provision of this Agreement or the applicable Laws permit CINGULAR to Terminate or Cancel an Order, such Termination or Cancellation may, at CINGULAR's option, be either complete or partial. In the case of a partial Termination or Cancellation, CINGULAR may, at its option, Accept a portion of the Material or Services covered by an Order and pay Supplier for such Material or Services at the unit prices set forth in such Order. The right to cancel an Order shall also include the right to cancel any other related Order.

3.5 COMPLIANCE WITH LAWS

Supplier shall comply with all applicable federal, state, county, and local rules, including, without limitation, all statutes, laws, ordinances, regulations and codes ("Laws"). Supplier's obligation to comply with all Laws includes the procurement of permits, certificates, approvals, inspections and licenses, when needed, in the performance of this Agreement. Supplier further agrees to comply with all applicable Executive and Federal regulations as set forth in "Executive Orders and Federal Regulations," a copy of which is attached as Appendix 3.5 and by this reference made a part of this Agreement. Supplier shall defend, indemnify and hold CINGULAR harmless from and against any Liability that may be sustained by reason of Supplier's failure to comply with this Section.

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

3.6 CONFLICT OF INTEREST

Supplier represents and warrants that no officer, director, employee, or agent of CINGULAR has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration, by or from Supplier or any of Supplier's officers, directors, employees or agents in connection with the obtaining, arranging or negotiation of this Agreement or other documents entered into or executed in connection with this Agreement.

3.7 CONSTRUCTION AND INTERPRETATION

a. The language of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any Party. The Parties agree that this Agreement has been prepared jointly and has been the subject of arm's length and careful negotiation. Each Party has been given the opportunity to independently review this Agreement with legal counsel and other consultants, and each Party has the requisite experience and sophistication to understand, interpret and agree to the particular language of the provisions. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, the drafting of the language of this Agreement shall not be attributed to either Party.

b. Article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. The use of the word "include" shall mean "includes, but is not limited to." The singular use of words shall include the plural and vice versa. Except as otherwise specified, Supplier's price for Material and Services includes the price for all related Material or Services necessary for CINGULAR to use the Material and/or Services for its intended purpose, as well as all other Supplier obligations under this Agreement. All obligations and rights of the Parties are subject to modification as the parties may specifically provide in an Order. "Services" and "Software" shall be treated as "goods" for purposes of applying the provisions of the Uniform Commercial Code ("UCC"). If there is an inconsistency or conflict between the terms in this Agreement and in an Order, the terms in the Order shall take precedence.

3.8 CUMULATIVE REMEDIES

Except as specifically identified as a Party's sole remedy, any rights of Cancellation, Termination, Liquidated Damages or other remedies prescribed in this Agreement, are cumulative and are not exclusive of any other remedies to which the injured Party may be entitled. Neither Party shall retain the benefit of inconsistent remedies.

3.9 DELIVERY, PERFORMANCE AND ACCEPTANCE

Services performed by Supplier shall be deemed to be accepted by CINGULAR when Services are performed to CINGULAR's satisfaction. Payments, including progress payments, if any, shall not be construed as Acceptance of Services performed up to the time of such payments. CINGULAR shall notify Supplier of any Services considered to be unsatisfactory. Supplier shall, at no charge to CINGULAR, take prompt action to correct such unsatisfactory Services. If such unsatisfactory Services have not been corrected within a reasonable time (not to exceed *** from date of notification), CINGULAR may, in addition to all other rights and remedies provided by law or this Agreement, Cancel this Agreement and/or any affected Order.

3.10 ENTIRE AGREEMENT

a. The terms contained in this Agreement and in any Orders, including all exhibits, appendices and subordinate documents attached to or referenced in this Agreement or in any Orders, constitute the entire integrated Agreement between Supplier and CINGULAR with regard to the subject

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

     matter contained herein. This Agreement supercedes all prior oral and written communications, agreements and understandings of the Parties, if any, with respect hereto. Acceptance of Material or Services, payment or any inaction by CINGULAR, shall not constitute CINGULAR's consent to or Acceptance of any additional or different terms from those stated in this Agreement, except for terms in an Order inserted by CINGULAR and signed by both Parties. Estimates furnished by CINGULAR are for planning purposes only and shall not constitute commitments. Supplier covenants never to contend otherwise.

b. No oral promises or statement have induced either Party to enter into this Agreement, and the Parties agree that the Agreement's express language may only be modified or amended through a subsequent written document signed by the Parties.

3.11 FORCE MAJEURE

a. Neither Party shall be deemed in default of this Agreement or any Order to the extent that any delay or failure in the performance of its obligations results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods or strikes ("Force Majeure").

b. If any Force Majeure condition affects Supplier's ability to perform, Supplier shall give immediate notice to CINGULAR, and CINGULAR may elect to either: (i) Terminate the affected Order(s) or any part thereof, (ii) suspend the affected Order(s) or any part thereof for the duration of the Force Majeure condition, with the option to obtain Material and Services to be furnished under such Order(s) elsewhere, and deduct from any commitment under such Order(s), the quantity of the Material and Services obtained elsewhere or for which commitments have been made elsewhere, or (iii) resume performance under such Order(s) once the Force Majeure condition ceases, with an option in CINGULAR to extend any affected Delivery Date for the length of time that the Force Majeure condition existed. Unless CINGULAR gives written notice within thirty (30) days after being notified of the Force Majeure condition, option (ii) shall be deemed selected.

3.12 GOVERNING LAW

This Agreement and performance hereunder shall be governed by the Laws of the State of Georgia, exclusive of its choice of law provisions.

3.13 INDEMNITY

TO THE FULLEST EXTENT PERMITTED BY LAW, SUPPLIER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS CINGULAR AND ITS AFFILIATES (INCLUDING THEIR EMPLOYEES, OFFICERS, DIRECTORS, AGENTS AND CONTRACTORS) AGAINST ANY LIABILITY ARISING FROM OR INCIDENTAL TO SUPPLIER'S OBLIGATIONS UNDER THIS AGREEMENT OR THE MATERIAL OR SERVICES PROVIDED BY SUPPLIER, INCLUDING (i) INJURIES TO PERSONS, INCLUDING DEATH OR DISEASE, (ii) DAMAGES TO PROPERTY, INCLUDING THEFT, (iii) SUPPLIER'S FAILURE TO COMPLY WITH ALL LAWS, AND (iv) LIENS ON CINGULAR'S PROPERTY.

b. IT IS THE INTENT OF THE PARTIES THAT THIS INDEMNITY APPLY REGARDLESS OF WHETHER OR NOT SUCH LIABILITY WAS CAUSED IN PART BY CINGULAR'S OWN NEGLIGENCE OR THAT OF THE OTHER PARTIES INDEMNIFIED UNDER THIS SECTION, EXCLUDING ONLY ANY LIABILITY ARISING FROM THE SOLE NEGLIGENCE OF CINGULAR. THIS INDEMNITY SHALL SURVIVE THE DELIVERY, INSPECTION AND ACCEPTANCE OF THE MATERIAL OR SERVICES AND THE CANCELLATION, TERMINATION OR EXPIRATION OF THIS AGREEMENT.

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

CINGULAR shall notify Supplier within a reasonable period of time of any written claim, demand, notice or legal proceedings ("Claim") for which Supplier may be responsible under this indemnity obligation. A delay in notice shall not relieve Supplier of its indemnity obligation, except to the extent Supplier can show it was prejudiced by the delay.

c. Supplier shall assume, at its expense, the sole defense of the Claim through counsel selected by Supplier and shall keep CINGULAR fully informed as to the progress of such defense. Upon reasonable request of Supplier and at Supplier's expense, CINGULAR shall cooperate with Supplier in the defense of the Claim. At its option and expense, CINGULAR may retain or use separate counsel to represent it, including in-house counsel. Supplier shall maintain control of the defense, except that if the settlement of a Claim would adversely affect CINGULAR, Supplier may settle the Claim as to CINGULAR only with its consent, which consent shall not be withheld or delayed unreasonably. Supplier shall pay the full amount of any judgment, award or settlement with respect to the Claim and all other expenses related to the resolution of the Claim, including costs, interest and reasonable attorneys' fees. If CINGULAR is required to take any action to enforce its indemnity rights under this Agreement, or to assume the defense of any Claim for which it is entitled to receive an indemnity under this Agreement, because of Supplier's failure to promptly assume such defense, then CINGULAR may also recover from Supplier any reasonable attorneys' fees (including cost of in-house counsel at market rates for attorneys of similar experience) and other costs of enforcing its indemnity rights or assuming such defense.

Supplier agrees not to implead or bring any action against CINGULAR or CINGULAR's employees based on any claim by any person for personal injury or death that occurs in the course or scope of employment of such person by Supplier and relates to Supplier's performance under this Agreement.

3.14 INFORMATION

a.   Information furnished by CINGULAR.

     1. Any Information furnished to Supplier in connection with this Agreement, including Information provided under a separate Non-Disclosure prior to executing this Agreement, shall remain CINGULAR's property. Unless such Information was previously known to Supplier free of any obligation to keep it confidential, or has been or is subsequently made public by CINGULAR or a third party, without violating a confidentiality obligation, it shall be kept confidential by Supplier, shall be used only in performing under this Agreement, and may not be used for other purposes, except as may be agreed upon between Supplier and CINGULAR in writing. Supplier is granted no rights or license to such Information. All copies of such Information, in written, graphic or other tangible form, shall be returned to CINGULAR upon the earlier of (i) CINGULAR's request or (ii) upon Termination, Cancellation, or expiration of this Agreement. All copies of such Information in intangible form, such as electronic records, including electronic mail, shall be destroyed upon the earlier of (i) CINGULAR's request or (ii) upon Termination, Cancellation, or expiration of this Agreement, and Supplier shall certify to CINGULAR the destruction of all intangible copies of such Information.

b.   Information furnished by Supplier.

     Any Information furnished to CINGULAR under this Agreement shall remain Supplier's property. No Information furnished by Supplier to CINGULAR in connection with this Agreement shall be considered to be confidential or proprietary unless it is conspicuously marked as such. If Supplier provides CINGULAR with any proprietary or confidential Information, which is conspicuously marked, CINGULAR shall use the same degree of care to prevent its disclosure to others as CINGULAR uses with respect to its own proprietary or confidential Information. Notwithstanding the preceding sentences, no installation, operation, repair, or maintenance Information of Supplier

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

     that pertain to the Material and Services that are the subject of this Agreement shall be considered to be proprietary or confidential, and CINGULAR may disclose such Information to others for the purpose of installing, operating, repairing, replacing, removing and maintaining the Material for which it was initially furnished.

c. Nothing in this Agreement shall prevent either party from disclosing the other party's name or Information pursuant to any court order, lawful requirement of a governmental agency or when disclosure is required by operation of law (including disclosures pursuant to any applicable securities laws and regulations).

3.15 INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS

a. Supplier agrees to defend, indemnify and hold CINGULAR harmless from and against any Liability, including increased damages for willful infringement, that may result by reason of any infringement, or claim of infringement, of any trade secret, patent, trademark, copyright or other proprietary interest of any third party based on the normal use or installation of any Material or Services furnished to CINGULAR.

b. Supplier agrees to defend or settle, at its' own expense, any action or suit for which it is responsible under this Section. CINGULAR agrees to notify Supplier promptly of any claim of infringement and cooperate in every reasonable way to facilitate the defense. Supplier shall afford CINGULAR, at its own expense and with counsel of CINGULAR's choice, an opportunity to participate on an equal basis with Supplier in the defense or settlement of any such claim.

3.16 INSURANCE

a. With respect to performance hereunder, and in addition to Supplier's obligation to indemnify, Supplier agrees to maintain, at all times during the term of this Agreement, the following minimum insurance coverages and limits and any additional insurance and/or bonds required by law:

b. Workers' Compensation insurance with benefits afforded under the Laws of the state in which the Services are to be performed and Employers Liability insurance with minimum limits of $1,000,000 for Bodily Injury-each accident, $1,000,000 for Bodily Injury by disease-policy limits and $1,000,000 for Bodily Injury by disease-each employee.

c. Commercial General Liability insurance with minimum limits of: $2,000,000 General Aggregate limit; $1,000,000 each occurrence sub-limit for all bodily injury or property damage incurred in any one occurrence; $1,000,000 each occurrence sub-limit for Personal Injury and Advertising; $2,000,000 Products/Completed Operations Aggregate limit, with a $1,000,000 each occurrence sub-limit for Products/Completed Operations. Fire Legal Liability sub-limits of $300,000 are required for lease agreements.

d. CINGULAR and its Affiliated companies will be listed as an Additional Insured on the Commercial General Liability policy.

e. If use of a motor vehicle is required, Automobile Liability insurance with minimum limits of $2,000,000 combined single limits per occurrence for bodily injury and property damage, which coverage shall extend to all owned, hired and non-owned vehicles.

f. CINGULAR requires that companies affording insurance coverage have a rating of A- or better and a Financial Size Category rating of VIII or better rating, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies.

g. A certificate of insurance stating the types of insurance and policy limits provided the Supplier must be received prior to commencement of any Work. If a certificate is not received,

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

     Supplier hereby authorizes CINGULAR, and CINGULAR may, but is not required to, obtain insurance on behalf of Supplier as specified herein. CINGULAR will either invoice Supplier for the costs incurred to so acquire insurance or will reduce by an applicable amount any amount owed to Supplier.

h. The cancellation clause on the certificate of insurance will be amended to read as follows:

     "THE ISSUING COMPANY WILL MAIL THIRTY (30) DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER PRIOR TO CANCELLATION OR A MATERIAL CHANGE TO POLICY DESCRIBED ABOVE."

i. The Supplier shall also require all subcontractors performing Work on the project or who may enter upon the work site to maintain the same insurance requirements listed above.

3.17 DISPUTE RESOLUTION

a. EXCLUSIVE PROCEDURE. Any dispute arising out of or relating to this Agreement shall be resolved in accordance with the procedures specified in this Section 3.17, which, notwithstanding the parties' right to seek injunctive relief, shall be the sole and exclusive procedures for the resolution of any such disputes.

b. NEGOTIATION BETWEEN EXECUTIVES. Before resorting to other remedies available to them, the parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within *** after delivery of the notice, the receiving party shall submit to the other a written response. The notice and the response shall include (a) a statement of each party's position and a summary of arguments supporting that position, and (b) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within *** after delivery of the disputing party's notice, the executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other will be honored.

c. NON-BINDING MEDIATION. If the dispute has not been resolved by negotiation as provided herein, the parties shall endeavor to settle the dispute by mediation under the then current Center for Public Resources ("CPR") Model Procedure for Mediation of Business Disputes. The neutral third party will be selected from the CPR Panel of Neutrals, with the assistance of CPR, unless the parties agree otherwise.

d. LITIGATION. If a dispute has not been resolved by non-binding means as provided herein within *** of the initiation of such procedures, either party may initiate litigation; provided, however, that if one party has requested the other to participate in a non-binding procedure and the other has failed to participate, the requesting party may initiate litigation before the expiration of the *** period.

e. CONFIDENTIAL NEGOTIATIONS. All negotiations pursuant to this section 3.17 are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

f. OBLIGATION TO CONTINUE PERFORMANCE. Each party is required to continue to perform its obligations under this contract pending final resolution of any dispute arising out of or relating to this Agreement.

3.18 INVOICING AND PAYMENT

a. Except as otherwise specified in an Order, Supplier shall render an invoice in duplicate, in arrears on a monthly basis or as otherwise agreed by the Parties. The invoice shall specify in detail (i) Material and/or Services provided, (ii) associated fees, (iii) whether any item is taxable and the amount of tax per item, (iv) shipping charges, and (v) total amount due. The invoice shall also reference the purchase order number and the Order number. CINGULAR shall pay Supplier within *** of the date of receipt of the invoice in accordance with the prices set forth in this Agreement or in the applicable Order. Payment for Material or Services not conforming to the Specifications, and portions of any invoice in dispute, may be withheld by CINGULAR until such nonconformance or dispute has been resolved. If CINGULAR disputes any invoice rendered or amount paid, CINGULAR shall so notify Supplier. The Parties shall use their best efforts to resolve invoicing and payment disputes expeditiously. Invoices received by CINGULAR more than *** after the provision of Material or performance of Services are untimely and CINGULAR shall have no obligation to pay such invoices.

b. All claims for money due or to become due from CINGULAR will be subject to deduction by CINGULAR for any setoff counterclaim for money due or to become due from Supplier, whether under this Agreement or otherwise. Supplier shall pay any amount due to CINGULAR that is not so applied against Supplier's invoices for any reason to CINGULAR within *** after written demand by CINGULAR.

c. Supplier agrees to accept standard, commercial methods of payment and evidence of payment obligation including, but not limited to, credit card payments, purchasing card payments, CINGULAR's purchase orders and electronic fund transfers in connection with the purchase of the Material and Services.

3.19 LICENSES AND PATENTS

     No licenses express or implied, under any patents, copyrights, trademarks or other intellectual property rights are granted by CINGULAR to Supplier under this Agreement.

3.20 LIMITATION OF LIABILITY

     In no event shall either party be liable to the other for consequential, incidental, special or punitive damages, or for loss of revenue or profit in connection with the performance or failure to perform this Agreement, regardless of whether such Liability arises from breach of contract, tort or any other theory of Liability. With the exception of indemnity obligations, payment obligations, failure to comply with law, or intentional misconduct, in no event shall either party's direct damages hereunder exceed $***.

3.21 MOST FAVORED CUSTOMER

Supplier represents and warrants that all prices, benefits, warranties, and other terms and conditions in this Agreement, considered as a whole, are and will continue to be during the term of this Agreement no less favorable than those currently being offered or which will be offered by Supplier to any of its similarly situated customers for substantially the same services and volumes. Supplier shall review and have an officer of its Company certify its compliance with this Section to CINGULAR ***.

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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                                                       Agreement Number SG021306

This certification shall be sent to CINGULAR's representative listed under the Section called "Notices."

3.22 MINORITY/WOMAN/DISABLED VETERAN-OWNED BUSINESS ENTERPRISES ("MBE/WBE/DVBE") (AND APPENDICES)

a. Supplier commits to goals for the participation of M/WBE and DVBE firms (as defined in the Section entitled "MBE/WBE/DVBE Cancellation Clause") as follows: TEN PERCENT (10%) ANNUAL MBE PARTICIPATION; TEN PERCENT (10%) ANNUAL WBE PARTICIPATION; and TWO PERCENT (2%) ANNUAL DVBE PARTICIPATION. These goals apply to all annual expenditures by any entity pursuant to this Agreement with Supplier.

b. Supplier MBE/WBE/DVBE participation may be achieved through cost of goods content, contract specific subcontracting or the use of value-added resellers. The participation levels identified above will be renegotiated to comply with any regulatory requirements imposed on CINGULAR.

c. Attached hereto and incorporated herein as Appendix 3.22(a) is Supplier's completed Participation Plan outlining its M/WBE-DVBE goals and specific and detailed plans to achieve those goals. Supplier will submit an updated Participation Plan annually by the first week in January. Supplier will submit M/WBE-DVBE Results Reports quarterly by the end of the first week following the close of each quarter, using the form attached hereto and incorporated herein as Appendix 3.22(b). Participation Plans and Results Reports will be submitted to the Prime Supplier Results Manager.

3.23 NON-EXCLUSIVE MARKET

It is expressly understood and agreed that this Agreement does not grant Supplier an exclusive privilege to provide to CINGULAR any or all Material and Services of the type described in this Agreement, nor does it require CINGULAR to purchase or license any Material or Services. It is understood, therefore, that CINGULAR may contract with other manufacturers and suppliers for the procurement or trial of comparable Material and Services and that CINGULAR may itself perform the Services described herein.

3.24 NOTICES

a. Except as otherwise provided in this Agreement or an applicable Order, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and either (i) delivered in person, or (ii) when received, if provided by an overnight or similar delivery service, or (iii) when received, if deposited in the United States Mail, postage prepaid, return receipt requested, and addressed as follows:

     To: Synchronoss Technologies, Inc.
         750 Route 202 South, Sixth Floor
         Bridgewater, NJ 08807
         ***

         Copy to

         Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 610 Lincoln Street
         Waltham, Massachusetts 02451
         Attention: ***

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

     To: Cingular Wireless LLC
         5565 Glenridge Connector
         Atlanta, Georgia 30342
         ***

         Copy to

         Cingular Wireless LLC
         5565 Glenridge Connector
         Atlanta, Georgia 30342
         Attn: ***

b. The address to which notices or communications may be given by either Party may be changed by written notice given by such Party to the other pursuant to this Section.

3.25 PUBLICITY

Supplier shall not use CINGULAR's or its Affiliates' names or any language, pictures, trademarks, service marks or symbols which could, in CINGULAR's judgment, imply CINGULAR's or its Affiliates' identity or endorsement by CINGULAR, its Affiliates or any of its employees in any (i) written, electronic or oral advertising or presentation or (ii) brochure, newsletter, book, electronic database or other written matter of whatever nature, without CINGULAR's prior written consent (hereafter the terms in subsections (i) and (ii) of this Section shall be collectively referred to as "Publicity Matters"). Supplier will submit to CINGULAR for written approval, prior to publication, all Publicity Matters that mention or display CINGULAR's or its Affiliates' names, trademarks or service marks, or that contain any symbols, pictures or language from which a connection to said names or marks may be inferred or implied.

3.26 RECORDS AND AUDITS

Supplier agrees that it will:

a. Maintain complete and accurate records related to the Material and Services provided by Supplier to CINGULAR, including records of all amounts billable to and payments made by CINGULAR in accordance with Generally Accepted Accounting Principles and Practices, uniformly and consistently applied in a format that will permit audit;

b. Retain such records and reasonable billing detail for a period of at least three (3) years from the date of final payment for Material and Services;

c. Provide reasonable supporting documentation to CINGULAR concerning any disputed invoice amount within *** after receipt of written notification of such dispute; and,

d. Permit CINGULAR and its authorized representatives to inspect and audit during normal business hours the charges invoiced to CINGULAR. Should CINGULAR request an audit, Supplier will make available any pertinent records and files to CINGULAR during normal business hours at no additional charge.

3.27 SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable, such invalidity or non-enforceability shall not invalidate or render unenforceable any other portion of this Agreement. The entire Agreement will be construed as if it did not contain the particular invalid or unenforceable

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

provision(s), and the rights and obligations of Supplier and CINGULAR will be construed and enforced accordingly.

3.28 SURVIVAL OF OBLIGATIONS

Obligations and rights in connection with this Agreement, which by their nature would continue beyond the Termination, Cancellation or expiration of this Agreement, including, but not limited to, those in the Sections entitled "Compliance with Laws", "Infringement of Third Party Intellectual Property Rights", "Indemnity", "Publicity", "Severability", "Information", "Independent Contractor" and "Warranty" will survive the Termination, Cancellation or expiration of this Agreement.

3.29 TAXES

a. Supplier may invoice CINGULAR the amount of any federal excise taxes or state or local sales taxes imposed upon the sale of Material or provision of Services as separate items, if applicable, listing the taxing jurisdiction imposing the tax. Installation, labor and other non-taxable charges must be separately stated. CINGULAR agrees to pay all applicable taxes to Supplier, which are stated on, and at the time the Material or Service invoice is submitted by Supplier. Supplier agrees to remit taxes to the appropriate taxing authorities. Supplier agrees that it will honor properly prepared retail sales tax exemption certificates, which CINGULAR may submit, pursuant to the relevant Sales/Use tax provisions of the taxing jurisdictions.

3.30 TERM OF AGREEMENT

a. This Agreement is effective on September 1, 2005, and shall continue in effect unless Terminated or Canceled by either party as provided in this Agreement. The Parties may extend the term of this Agreement by mutual agreement in writing.

b. The Termination, Cancellation or expiration of this Agreement shall not affect the obligations of either Party to the other Party pursuant to any Order previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement had not been Terminated or Canceled.

3.31 WARRANTY

a. Supplier warrants to CINGULAR that any Services provided hereunder will be performed in a first-class, professional manner, in strict compliance with the Specifications, and with the care, skill and diligence, and in accordance with the applicable standards, currently recognized in Supplier's profession or industry. If Supplier fails to meet applicable professional standards, Supplier will, without additional compensation, promptly correct or revise any errors or deficiencies in the Services furnished hereunder.

b.   Supplier represents and warrants that:

     1. There are no actions, suits, or proceedings, pending or threatened, which will have a material adverse effect on Supplier's ability to fulfill its obligations under this Agreement;

     2. Supplier will immediately notify CINGULAR if, during the term of this Agreement, Supplier becomes aware of any action, suit, or proceeding, pending or threatened, which may have a material adverse effect on Supplier's ability to fulfill the obligations under this Agreement or any Order;

     3. Supplier has all necessary skills, rights, financial resources, and authority to enter into this Agreement and related Orders, including the authority to provide or license the Material or Services;

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

     4. The Material and Services will not infringe any patent, copyright, or other intellectual property;

     5. No consent, approval, or withholding of objection is required from any entity, including any governmental authority with respect to the entering into or the performance of this Agreement or any Order;

     6. The Material and Services will be provided free of any lien or encumbrance of any kind;

     7. Supplier will be fully responsible and liable for all acts, omissions, and Work performed by any of its representatives, including any subcontractor;

     8. All representatives, including subcontractors, will strictly comply with the provisions specified in this Agreement and any Order; and,

     9. Supplier will strictly comply with the terms of this Agreement or Order, including those specified in any Exhibits or Appendices thereto.

d. All warranties will survive inspection, Acceptance, payment and use. These warranties will be in addition to all other warranties, express, implied or statutory. Supplier will defend, indemnify and hold CINGULAR harmless from and against all Liabilities for a breach of these warranties.

e. If at any time during the warranty period for Services, CINGULAR believes there is a breach of any warranty, CINGULAR will notify Supplier setting forth the nature of such claimed breach. Supplier shall promptly investigate such claimed breach and shall either (i) provide Information satisfactory to CINGULAR that no breach of warranty in fact occurred, or
     (ii) at no additional charge to CINGULAR, promptly use its best efforts to take such action as may be required to correct such breach.

f. If a breach of warranty has not been corrected within a commercially reasonable time, or if *** or more breaches of warranty occur in any *** day period, CINGULAR may Cancel the applicable Order.

3.32 WORK ORDERS

a. CINGULAR may order Material and Services by submitting Orders in connection with this Agreement. CINGULAR will submit Orders that specify, as a minimum, the following information:

     1. A description of the Services and/or Material, including any numerical/alphabetical identification referenced in the applicable price list;

     2.   The requested Delivery/Due Date;

     3.   The applicable price(s)/fee(s);

     4. The location to which the Material is to be shipped, or the site where Services will be rendered;

     5.   The location to which invoices are to be sent for payment; and,

     6.   CINGULAR's Order number.

b. The terms in this Agreement shall apply to Orders submitted in connection with this Agreement, and preprinted terms on the back of any Order shall not apply.

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

ARTICLE IV - SPECIAL TERMS

4.1  ACCESS

a. When appropriate, Supplier shall have reasonable access to CINGULAR's premises during normal business hours, and at such other times as may be agreed upon by the Parties, to enable Supplier to perform its obligations under this Agreement. Supplier shall coordinate such access with CINGULAR's designated representative prior to visiting such premises. Supplier will ensure that only persons employed by Supplier or subcontracted by Supplier will be allowed to enter CINGULAR's premises. If CINGULAR requests Supplier or its subcontractor to discontinue furnishing any person provided by Supplier or its subcontractor from performing Work on CINGULAR's premises, Supplier shall immediately comply with such request. Such person shall leave CINGULAR's premises immediately, and Supplier shall not furnish such person again to perform Work on CINGULAR's premises without CINGULAR's written consent.

b. CINGULAR may require Supplier or its representatives, including employees and subcontractors, to exhibit identification credentials, which CINGULAR may issue to gain access to CINGULAR's premises for the performance of Services. If, for any reason, any Supplier's representative is no longer performing such Services, Supplier shall immediately inform CINGULAR. Notification shall be followed by the prompt delivery to CINGULAR of the identification credentials, if issued by CINGULAR, or a written statement of the reasons why the identification credentials cannot be returned.

c. Supplier shall ensure that its representatives, including employees and subcontractors will, while on or off CINGULAR's premises, will perform Services which (i) conform to the Specifications, (ii) protect CINGULAR's Material, buildings and structures, (iii) do not interfere with CINGULAR's business operations, and (iv) are performed with care and due regard for the safety, convenience and protection of CINGULAR, its employees, and property and in full conformance with the policies specified in the CINGULAR Code of Conduct, which prohibits the possession of a weapon or an implement which can be used as a weapon (a copy of the CINGULAR Code of Conduct is available upon request).

d. Supplier shall ensure that all persons furnished by Supplier work harmoniously with all others when on CINGULAR's premises.

4.2  BACKGROUND CHECK

Supplier shall conduct a background check for each individual providing Services to CINGULAR on behalf of Supplier to identify whether the individual has been convicted of a felony. Supplier agrees that no individual convicted of a felony will be permitted to provide Services in connection with this Agreement or any order submitted by CINGULAR without CINGULAR's written consent.

4.3  INDEPENDENT CONTRACTOR

Supplier hereby represents and warrants to CINGULAR that:

a. Supplier is engaged in an independent business and will perform all obligations under this Agreement as an independent contractor and not as the agent or employee of CINGULAR;

b. Supplier's personnel performing Services shall be considered solely the employees of Supplier and not employees or agents of CINGULAR;

c. Supplier has and retains the right to exercise full control of and supervision over the performance of the Services and full control over the employment, direction, assignment, compensation, and discharge of all personnel performing the Services;

d. Supplier is solely responsible for all matters relating to compensation and benefits for all of Supplier's personnel who perform Services. This responsibility includes, but is not limited to, (i)

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

     timely payment of compensation and benefits, including, but not limited to, overtime, medical, dental, and any other benefit, and (ii) all matters relating to compliance with all employer obligations to withhold employee taxes, pay employee and employer taxes, and file payroll tax returns and information returns under local, state and federal income tax laws, unemployment compensation insurance and state disability insurance tax laws, social security and Medicare tax laws, and all other payroll tax laws or similar laws with respect to all Supplier personnel providing Services; and,

e. Supplier will indemnify, defend, and hold CINGULAR harmless from all Liabilities, costs, expenses and claims related to Supplier's failure to comply with the immediately preceding paragraph.

4.4  WORK DONE BY OTHERS

If any part of Supplier's Work is dependent upon work performed by others, Supplier shall inspect and promptly report to CINGULAR any defect that renders such other work unsuitable for Supplier's proper performance. Supplier's silence shall constitute approval of such other work as fit, proper and suitable for Supplier's performance of its Work.

4.5 CINGULAR CORPORATE INFORMATION SECURITY POLICY, COMPLIANCE BY BUSINESS PARTNERS, VENDORS, CONTRACTORS

Security Requirements for System or Network Access by Contractors

Contractors must comply with these security requirements ("Requirements") to have access to Cingular's computers, computer peripherals, computer communications networks, computer systems/applications/software, network elements and their support systems, and the information stored, transmitted, or processed using these resources ("Information Resources.") "Contractor" means a person or business entity with a written agreement ("Agreement") to perform services for Cingular. "User" means any individual performing services under the Agreement, whether as an employee, approved subcontractor, or agent of Contractor. "Cingular Sponsor" means the Cingular management employee responsible for the oversight of the services provided by Contractor.

These Requirements apply to Contractors and Users performing services on Cingular premises or remotely accessing Cingular infrastructure, systems or applications using Cingular-provisioned client-VPN and to those providing services to Cingular that are hosted external to Cingular premises.

A. COMPLIANCE WITH LAW AND GENERAL POLICY. Contractors must comply with the "CINGULAR CORPORATE INFORMATION SECURITY POLICY" as set forth on Exhibit 1. Contractors must protect Cingular Information Resources and Cingular proprietary or confidential data or information in accordance with the terms and conditions of the Agreement (including any separate confidentiality agreements), and must comply with all applicable international, federal, state, and local laws and regulations related to use of Information Resources and protection of Cingular's data or information. Contractor is responsible for ensuring that all Users it employs or contracts with comply with these Requirements. Additionally, regarding its Users, Contractor shall:

1. Ensure that all Users are covered by a legally binding obligation that protects Cingular's proprietary and confidential information and are briefed on these Requirements.

2. Perform a criminal background check on each User prior to allowing the User to access an Information Resource, and not allow such access if the User has been convicted of or is currently awaiting trial for a felony offense or a misdemeanor related to computer security, theft, fraud or violence.

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                       Agreement Number SG021306

3. Not subcontract any part of the work under the Agreement whereby a subcontractor will have access to Cingular's Information Resources without written approval of Cingular.

B. AUDITS. Upon at least one week's notice from Cingular, and subject to reasonable security requirements of Contractor, Contractor shall provide Cingular's designated representatives, if under a commercially reasonable nondisclosure agreement with both Cingular and Contractor, with access to and any assistance that it may require with respect to the Contractor's facilities, systems and software for the purpose of performing commercially reasonable tests and audits to determine compliance with these Requirements, including intellectual property audits if applicable, data privacy and security audits, and audits or inspections of the services and related operational processes and procedures, and access to any SAS-70 audits performed during the term of the Agreement. If Contractor is advised that it is not in compliance with any aspect of these Requirements, Contractor shall promptly take actions to comply with the audit findings. If Contractor is substantially in nonconformance with the foregoing, in addition to any remedies that Cingular may have, Contractor shall bear the reasonable cost of a re-audit after Contractor indicates to Sponsor that the audit findings have been remedied. Cingular may audit or inspect any computer hardware or software used by Users in the performance of work for Cingular, and may periodically review or monitor any use of Information Resources by User. Any User using Cingular Information Resources in an inappropriate manner may be subject to removal from the Cingular account, and to any other legal remedies Cingular may have.

C. PRIVACY OF CUSTOMER INFORMATION. Contractor acknowledges that information regarding Cingular's customers and personnel, such as their account information, (including by way of example, name, address, telephone number, credit card information or social security number) ("Customer Information") are subject to certain privacy laws and regulations, as well as the requirements of Cingular. Such Customer Information is to be considered private, sensitive and confidential. Accordingly, with respect to Customer Information, Contractor agrees it shall not:

1.Use Customer Information for any purpose except as expressly authorized by Cingular in writing;

2.Disclose Customer Information to any party except as expressly authorized by Cingular in writing;

3. Incorporate Customer Information into any database other than in a database maintained exclusively for the storage of Cingular's Customer Information;

4. Sale, license or lease Customer Information to any other party;

5. Allow access to Customer Information only to those employees of Contractor with a need to know and for use only for the purposes set forth in the Agreement.

D. NOTIFICATION OF SECURITY BREACH. Contractor will immediately notify Cingular Sponsor of any breach of these Requirements, including any breach that allows or could allow a third party to have access to any Customer Information, including but not limited to the following:

     Social Security Number
     Driver License Number
     Home Address
     Credit or debit card numbers
     Date of birth
     Visa / passport number

     Bank account numbers
     Mother's maiden name
     Application PIN or password
     Tax identification number
     Credit information
     Cingular Account Information

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                          Agreement Number _____

E. VISA Cardholder Information Security Program (CISP) If applicable, Contractor shall adhere to all Payment Card Industry (PCI) Data Security Standard Requirements (VISA), as may be modified, for storing, processing, and transmitting credit card or debit cardholder information on behalf of Cingular Wireless. Security requirements apply to all "system components" which is defined as any network component or server, or application included or connected to the Cingular Customer Cardholder data environment. Network components include, but are not limited to firewalls, switches, routers, wireless access points, network appliances, or other appliances. Servers include, but not limited to, web database, authentication, and DNS mail proxy. Applications include all purchased and custom applications including internal and external web applications.

In the event that Contractor causes harm due to negligence or compromises a Cingular Wireless customer's cardholder information, it shall be liable for all penalties, or expenses incurred as a result of such a compromise.

For detailed information regarding the Visa Cardholder information Security Program, see the following web page: http://usa.visa.com/business/accepting_visa /ops_risk_management/cisp.html?ep=v_sym_cisp

To view the Payment Card Industry (PCI) Data Security Program requirements, navigate to "PCI Data Security Standard" and open the PDF.

F. RETURN OR DESTRUCTION OF DATA. At the termination or expiration of the Agreement or when there is no longer a business need or data retention requirement, or at the request of Cingular, and in accordance with all laws, Contractor will either return, or purge and destroy at Cingular's direction, all Cingular data, including Customer Information from Contractor's and User's own information resources, according to Cingular standards, and will notify Cingular when this has been accomplished.

G. CHANGES. These Requirements are subject to change and revision by Cingular from time to time. Cingular is responsible for advising Contractor of any changes. Contractor is responsible for complying with the revised Requirements. If Contractor is unable to comply with the Requirements as revised, it may seek a waiver within a reasonable time following the notification of change.

H. WAIVER AND EFFECT. By accepting these Requirements, Contractor agrees to comply fully with all the Requirements. If Contractor wishes to provide Cingular with services that are not in full compliance with the Requirements, it shall request and negotiate with the Cingular Sponsor a written waiver.

I. REMEDIES. Failure of Contractor to comply with the Requirements may result in Cingular's terminating the Agreement and exercising any other legal rights it may have.

J. CONFLICTS/NON-INTEGRATION. These Requirements are intended to supplement and not replace any written agreements that the Contractor may enter into with Cingular. In the event of a conflict between these Requirements and a signed written agreement between the parties, the signed written agreement shall control. In the event there is a conflict between these Requirement and any oral agreement between the parties, these Requirements shall control.

4.6  OWNERSHIP OF WORK PRODUCT

SUPPLIER hereby agrees that CINGULAR shall own all rights, title and interest, including but not limited to copyright, patent, trademarks, trade secrets, and all other intellectual property rights in any and all Software, computer programs, designs, files, technical information, specifications, text, drawings, processes, records, documentation, creative works, concepts, residual knowledge or data, written, oral or otherwise arising out of, related to or resulting from (whether developed by SUPPLIER or its employees,

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                          Agreement Number _____

agents or contractors, and whether completed or in progress) this Agreement (collectively called "Work Product").

SUPPLIER hereby agrees that the Work Product is being developed as a "work made for hire", provided the Work Product qualifies as such in accordance with the United States copyright laws. If, for any reason, SUPPLIER is ever held or deemed to be the owner of any intellectual property rights set forth herein in the Work Product, then SUPPLIER hereby irrevocably assigns to CINGULAR all such rights, title and interest and agrees to execute all documents necessary to implement and confirm the letter and intent of this section.

If SUPPLIER or one or more of its employees, consultants, representatives, subcontractors or agents (collectively called "Associates") first conceives, reduces to practice, makes or develops in the course of work performed under this Agreement, any inventions, discoveries or improvements (collectively called "Inventions"), SUPPLIER hereby agrees to assign to CINGULAR all of SUPPLIER's and its Associates' entire right, title and interest in and to such Inventions and any patents any country may grant thereon.

The Work Product and Inventions are deemed to be CINGULAR's Information hereunder and, except as permitted herein, shall not be used or disclosed by SUPPLIER without CINGULAR's prior written approval.

If the Work Product or Inventions contains materials SUPPLIER or others previously developed, patented or copyrighted and not developed hereunder, SUPPLIER hereby grants CINGULAR an irrevocable, perpetual, world-wide, royalty-free license to use, copy, modify, distribute, display, perform, import, manufacture, have made, sell, offer to sell, exploit and sublicense such materials for the purpose of exercising CINGULAR's rights, title and interest in the Work Product and Inventions set forth herein.

Notwithstanding anything to the contrary herein, CINGULAR acknowledges and agrees that, in performing certain Services, SUPPLIER may host and operate internally its ASP Solution, and that SUPPLIER owns and retains all rights, title and interest in and to the ASP Solution (including but not limited to, all patent rights, copyrights, trade secret rights and other intellectual property and proprietary rights embodied therein). As used herein, the term "ASP Solution" means all information, ideas, know-how, processes, platforms, software (such as, for example, computer programs and other libraries, routines, utilities, templates, functions or components used in creating, providing or accessing the Services or deliverable Work Products), and technologies that are owned by a third party or that were developed by or for SUPPLIER prior to the date hereof, and also including all corrections, enhancements, extensions and other modifications thereof that SUPPLIER may hereafter implement from time to time. To avoid uncertainty, the ASP Solution does not include any CINGULAR Information or any extension of SUPPLIER's technology platform that is developed pursuant to the Services, unique to Cingular's business or requirements and is not generally applicable to SUPPLIER's other customers.

SUPPLIER hereby agrees to acquire from every individual person, including but not limited to, employees, subcontractors, agents, Associates, representatives and other third parties who perform under this Agreement such assignments, rights and covenants as to assure that CINGULAR shall receive and have the ability to maintain all rights, title and interest in the Work Product and Inventions. SUPPLIER hereby agrees to provide evidence of such duly executed documents to CINGULAR upon request.

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                          Agreement Number _____

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives:

SYNCHRONOSS TECHNOLOGIES, INC.          CINGULAR WIRELESS LLC


By:                                     By:
    ---------------------------------       ------------------------------------
Printed Name:                           Printed Name:
              -----------------------                 --------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies, and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                          Agreement Number _____

                                   Appendix 1

                    EXECUTIVE ORDERS AND FEDERAL REGULATIONS

Work under this Agreement may be subject to the provisions of certain Executive Orders, federal laws, state laws and associated regulations governing performance of this Agreement including, but not limited to: Executive Order 11246, Executive Order 11625, Executive Order 11701 and Executive Order 12138,
Section 503 of the Rehabilitation Act of 1973, as amended, and the Vietnam Era Veteran's Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws and associated regulations apply to the Work under this Agreement, and only to that extent, Supplier (also referred to as "Contractor") agrees to comply with the provisions of all such Executive Orders, federal laws, state laws and associated regulations, as now in force or as may be amended in the future, including, but not limited to, the following:

1.   EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND PROVISIONS OF GOVERNMENT
     CONTRACTORS

     In accordance with 41 C.F.R.Section 60-1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section, including, but not limited to, Supplier's agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin. Supplier will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex or national origin.

2.   AGREEMENT OF NON SEGREGATED FACILITIES

     In accordance with 41 C.F.R.Section 60-1.8, Supplier agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex or national origin at any of its establishments, and that it does not, and will not, permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term "facilities" as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, washrooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided that separate or single-user restrooms and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

3.   AGREEMENT OF AFFIRMATIVE ACTION PROGRAM

     Supplier agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R.Section 60-1.4(b).

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                    Services

    CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                          Agreement Number _____

4.   AGREEMENT OF FILING

     Supplier agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EE0-1), or such other forms as may be required under 41 C.F.R.Section 60-1.7(a).

5. AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS AND DISABLED VETERANS, VETERANS OF THE VIETNAM ERA.

     In accordance with 41 C.F.R.Section 60-250.20, and 41 C.F.R.Section 60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

6. UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS

     As prescribed in 48 C.F.R., Ch. 1, 19.708(a):

     (a) It is the policy of the United states that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and subcontracts for systems, assemblies, components and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

     (b) Supplier hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. Supplier further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of Supplier's compliance with this clause.

     (c) As used in this Agreement, the term "small business concern" shall mean a small business as defined pursuant to Section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern (i) which is at least fifty-one percent (51%) unconditionally owned by one or more socially and economically disadvantaged individuals, or, in the case of any publicly owned business, at least fifty-one percent (51%) of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (ii) whose management and daily business operations are controlled by one or more such individuals. This term shall also mean a small business concern that is at least fifty-one percent (51%) unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least fifty-one percent (51%) of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124. Supplier shall presume that "socially and economically disadvantaged individual" includes Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to Section 8(a) of the Small Business Act. Supplier shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

     (d) The term "small business concern owned and controlled by women" shall mean a small business concern (i) which is at least fifty-one percent (51%) owned by one or more women, or, in the case

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

    CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                          Agreement Number _____

          of any publicly owned business, at least fifty-one percent (51%) of the stock of which is owned by one or more women, and (ii) whose management and daily business operations are controlled by one or more women; and

     (e) Suppliers acting in good faith may rely on written representations by their subcontractors regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantaged individuals or a small business concern owned and controlled by women.

7.   SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING
     PLAN.

     The subcontractor will adopt a plan similar to the plan required by 48 CFR Ch. 1 at 52.219-9.

                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

    CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Cingular Wireless LLC                                               RFP SH092801

                                  Appendix 2(a)

                                 PRIME SUPPLIER
                         MBE/WBE/DVBE PARTICIPATION PLAN

PRIME SUPPLIER NAME __________________________
ADDRESS: _____________________________________
TELEPHONE NUMBER: ____________________________

DESCRIBE GOODS OR SERVICES BEING PROVIDED UNDER THIS AGREEMENT:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

DESCRIBE YOUR M/WBE-DVBE OR SUPPLIER DIVERSITY PROGRAM AND THE PERSONNEL DEDICATED TO THAT PROGRAM:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

1.   GOALS

     A. WHAT ARE YOUR MBE/WBE/DVBE PARTICIPATION GOALS?

          -    MINORITY BUSINESS ENTERPRISES (MBES)   _____________%

          -    WOMEN BUSINESS ENTERPRISES (WBES)      _____________%

          -    DISABLED VETERANS BUSINESS             _____________%
               ENTERPRISES (DVBES)

     B. WHAT IS THE ESTIMATED ANNUAL VALUE OF THIS CONTRACT WITH CINGULAR WIRELESS? ______________

     C. WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED MBE/WBE/DVBE PURCHASES?

          -    MINORITY BUSINESS ENTERPRISES (MBES)   _____________

          -    WOMEN BUSINESS ENTERPRISES (WBES)      _____________

          -    DISABLED VETERANS BUSINESS             _____________
               ENTERPRISES (DVBES)

* SEE MBE/WBE/DVBE CANCELLATION CLAUSE IN AGREEMENT FOR DEFINITIONS OF MBE, WBE, AND DVBE*

2. LIST THE PRINCIPAL GOODS AND/OR SERVICES TO BE SUBCONTRACTED TO MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS.

________________________________________________________________________________

                            PROPRIETARY INFORMATION

      The information contained herein is not for use or disclosure outside
       CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

    CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

Cingular Wireless LLC                                               RFP SH092801

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

DETAILED PLAN FOR USE OF M/WBES-DVBES AS SUBCONTRACTORS, DISTRIBUTORS, VALUE ADDED RESELLERS

For every product and service you intend to use, provide the following information:
(Attach additional sheets if necessary)

               CLASSIFICATION   PRODUCTS/SERVICES
COMPANY NAME   (MBE/WBE/DVBE)     TO BE PROVIDED    $ VALUE   DATE TO BEGIN
------------   --------------   -----------------   -------   -------------
____________   ______________   _________________   _______   _____________
____________   ______________   _________________   _______   _____________
____________   ______________   _________________   _______   _____________
____________   ______________   _________________   _______   _____________

3. SELLER AGREES THAT IT WILL MAINTAIN ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS MBE/WBE/DVBE PARTICIPATION GOAL (S). SELLER ALSO ACKNOWLEDGES THE FACT THAT IT IS RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS, DISTRIBUTORS AND VALUE ADDED RESELLERS.

4. THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR SELLER, WILL:

          -    ADMINISTER THE MBE/WBE/DVBE PARTICIPATION PLAN,

          -    SUBMIT SUMMARY REPORTS, AND

          - COOPERATE IN ANY STUDIES OR SURVEYS AS MAY BE REQUIRED IN ORDER TO DETERMINE THE EXTENT OF COMPLIANCE BY THE SELLER WITH THE PARTICIPATION PLAN.

                            PROPRIETARY INFORMATION

      The information contained herein is not for use or disclosure outside
       CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

    CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

Cingular Wireless LLC                                               RFP SH092801

     NAME: (PRINTED) ___________________________________________________________
     TITLE: ____________________________________________________________________
     TELEPHONE NUMBER: _________________________________________________________
     AUTHORIZED SIGNATURE: _____________________________________________________
     DATE: ___________

                            PROPRIETARY INFORMATION

      The information contained herein is not for use or disclosure outside
       CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

    CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

Cingular Wireless LLC                                               RFP SH092801

                                  Appendix 2(b)

                                    CINGULAR

                       M/WBE-DVBE QUARTERLY RESULTS REPORT

     NOTE: Subcontracting & Value Added Reseller Results should reflect ONLY M/WBE-DVBE dollars directly traceable to purchases DURING THE REPORT QUARTER.

1.  REPORTING COMPANY:           2.  CONTRACT/WORK ORDER    3.  REPORT QUARTER:
                                                            This report reflects the
Name: ________________________   NUMBER: ________________   utilization of Minority
                                                            Business Enterprise/Woman
Address: _____________________                              Business Enterprise/Disabled
                                                            Veterans Enterprise
______________________________                              participation for period
                                                            through
City, ________________________

State, _______________________

Zip: _________________________

Telephone: ___________________             (If available)         (Please indicate dates)

4.  PARTICIPATION GOAL                  5.  PARTICIPATION ACHIEVEMENT

                            ANNUAL                               ACTUAL FOR
                   GOAL   ----------                               QUARTER
Percent of Total    MBE   WBE   DVBE                                 MBE       WBE   DVBE
----------------   ----   ---   ----                             ----------   ----   ---
Purchases           __%    __%   __%    Subcontracting Dollars      $___      $___   $___
                   ---    ---   ---                                 ----      ----   ----
                                        Value Added Reseller
                                        Dollars                     $___      $___   $___
                                                                    ----      ----   ----
                                        Total Purchase
                                        Dollars                     $___       ___    ___
                                                                    ----      ----   ----
                                        Percent of Total
                                        Purchases                    __%       __%    __%
                                                                    ----      ----   ----

                             PROPRIETARY INFORMATION

 The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

                                                         Agreement Number: _____

                          VALUE ADDED RESELLER* RESULTS

     *SUPPLIER WHO PURCHASES PRODUCTS/SERVICES FROM AN ORIGINAL EQUIPMENT MANUFACTURER OR OTHER PRIME SUPPLIER FOR RESALE AND PROVIDES ENHANCEMENTS OR ADDED VALUE TO THE BASIC PRODUCT. (Attach additional sheets if necessary)

6.                                                        Ethnic/Gender:   Total Dollars:
                                                          --------------   --------------

Name: ___________________________________________________________________________________

Address: ________________________________________________________________________________

City, ___________________________________________________________________________________

State, __________________________________________________________________________________

Zip: ____________________________________________________________________________________

Telephone: ______________________________________________________________________________

Goods or Services: ______________________________________________________________________

                                                          Ethnic/Gender:   Total Dollars:
                                                          --------------   --------------

Name: ___________________________________________________________________________________

Address: ________________________________________________________________________________

City, ___________________________________________________________________________________

State, __________________________________________________________________________________

Zip: ____________________________________________________________________________________

Telephone: ______________________________________________________________________________

                             PROPRIETARY INFORMATION

 The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

                                                         Agreement Number: _____

Goods or Services: ______________________________________________________________________

                             PROPRIETARY INFORMATION

 The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

                                                         Agreement Number: _____

                                    EXHIBIT 1

It is the policy of Cingular Wireless to take active steps to ascertain any identified or suspected risks to the electronic information and services of the company through the use of, providing external access to, outsourcing to or employment of Contractors. Acceptance of this exhibit provided an explicit assertion of compliance with each of the individual provisions as enumerated within this exhibit.

                        Security Compliance Requirements

WIRELESS NETWORK ACCESS

     WNA.1 All applications that are designed to use wireless networking do not depend on that networking infrastructure to provide an appropriate level of encryption or authentication.

     WNA.2 Vendor always has Encrypted connections enabled through VPN.

     WNA.3 Encryption keys are be changed frequently on VPN appliance.

     WNA.4 The strongest level of encryption available on the wireless access point and wireless device is utilized.

     WNA.5 Where possible, encryption key is changed on each new wireless device connection to the wireless network.

     WNA.6 Where possible, encryption key is changed periodically during a connection that is deemed to be long in duration on VPN appliance.

     WNA.7 Wireless access is only permitted through formally authorized, approved and managed access devices connected to the company internal networks.

VIRUS DETECTION AND MANAGEMENT

     VDM.1 Vendor employees do not open e-mail attachments from an unknown source and confirm that attachments sent from entities or persons that they know are indeed legitimate.

     VDM.2 E-mail agents are configured to not preview or open e-mail attachments without an explicit action on part of the user.

     VDM.3 Malicious code utilities (virus detection software) is kept recent
          (to within two weeks) to current to patch levels provided by the virus detection software company.

USER IDENTITY (REQUIREMENTS)

     UIR.1 Access to electronic information is granted only to specific individuals, not to groups of individuals.

     UIR.2 Each user may has only one, unique UserID used to authenticate or identify themselves to any particular application or computing resource for a specific role with associated access privileges.

     UIR.3 Systems that permit UserID's that are not constrained to the normal access controls, such as Superuser, provide for a unique identifier, such as an alias, for each individual Superuser (such as a system administrator).

     UIR.4 Each computer and communication system UserID uniquely identifies only one user. There are no generic or anonymous UserID's

     UIR.5 UserID's are not be utilized by anyone except the individuals to whom they have been issued; the sharing of UserID's is forbidden.

     UIR.6 Systems, common services and applications maintain logs reflecting the activities of all users and attempted, but unsuccessful user activities.

     UIR.7 logs are be maintained in a form that cannot readily be viewed by unauthorized persons

                             PROPRIETARY INFORMATION

The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

                                                         Agreement Number: _____

     UIR.8 Superuser or Administrator login access is used only when needed for system management activities or explicitly approved business need.

     UIR.9 Vendor and other generic or system accounts are removed or appropriately secured.

                             PROPRIETARY INFORMATION

The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

                                                         Agreement Number: _____

STRONG AUTHENTICATION (REQUIREMENTS)

     SAR.1 Access Only Single factor biometric authentication which is at least
          ***% accurate is used For biometric use.

     SAR.2 Strong authentication is used by all system, application, database and network administrators.

REMOTE NETWORK ACCESS

     RNA.1 Access Vendor VPN sessions that exceed *** in duration are automatically terminated

PASSWORDS

     PWR.1 Passwords are used only in conjunction with user identity as part of authentication processes

     PWR.2 Passwords are not shared or divulged and are be kept secure by the owner of the password

     PWR.3 All network, system and application access passwords MUST:

          -    be minimum of *** in length

          -    contain at least ***

          -    contain at least ***,

     PWR.4 Where technically feasible, all network, system and application access passwords SHOULD NOT:

          -    ***.

     PWR.5 UserID's and passwords are not written on or near the personal computing device or work area

     PWR.6 Controls are in place to ensure password are not be easily guessed by dictionary "look ups"

     PWR.7 Passwords are changed at a minimum interval of *** for all general interactive logins

     PWR.8 Passwords are changed at a minimum interval of *** for all Administrative or privileged user passwords

     PWR.9 Changed passwords are ***.

     PWR.10 Individuals can not use *** to satisfy the password change requirement

     PWR.11 *** passwords are expressly forbidden.

     PWR.12 Systems and network administrators must change or remove *** those products into the infrastructure.

     PWR.13 A password used for access to a customer, vendor, or business partner system is not ***.

     PWR.14 All systems and configuration/management consoles as well as user desktops that support screensavers or password locking after a period of interactive use inactivity implement password locking where the idle period before locking is no more than ***.

     PWR.15 the password change frequency for programmatic (versus interactive) authentications to or from a data center resident server or infrastructure device shall be ***

     PWR.16 facilities requiring passwords for access must require a password change on the ***.

ENCRYPTION

     ENR.1 When using commercial encryption software or hardware, it has had appropriate and independent certification of its correct implementation and accuracy.

     ENR.2 All customer private and account information is transported and stored in encrypted form, unless demonstrated by a risk assessment that the security of the data's containing environment is adequate to obviate this requirement.

     ENR.3 Private encryption keys are only disclosed to entities outside of Vendor upon proper presentation by legal authority.

                             PROPRIETARY INFORMATION

The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

                                                         Agreement Number: _____

     ENR.4 Assigned owners of encryption keys use them only for their intended purpose, take appropriate precautions to prevent their unauthorized access or use and report suspected compromise to the Director of Enterprise Information Security or similarly functioning title.

     ENR.5 Encryption keys that have been compromised (as well as those keys that are suspected of being compromised that cannot be satisfactorily determined to be secure) are revoked and new keys generated for subsequent use.

     ENR.6 Passwords stored on Vendor computing resources are stored in an encrypted form

     ENR.7 Encryption keys are not be stored in the same repository as the information being encrypted with those keys.

     ENR.8 There is a formal and practiced key management process

     ENR.9 Symmetric Encryption keys are not transmitted in clear-text format.

SYSTEM ACCESS POLICY: AUTHENTICATION, AUTHORIZATION, REVOCATION

     SYR.1 All requests for access to the computing resources of the company are through an officially approved and documented process.

     SYR.2 The company's User Identity Policy and Password Policy governs authentication.

     SYR.3 Explicit authentication is required for access to each and every company computing system.

     SYR.4 The use of services (e.g. anonymous FTP, TFTP), which require no user identification and authentication, is NOT allowed

     SYR.5 A banner, stating that the system being accessed belongs to Vendor, is presented to all users, prior to their login to the system.

     SYR.6 Vendor does not use the word "WELCOME" or other words that might be construed as an invitation by unauthorized users

     SYR.7 Whenever any security, system, network, database and application administrators voluntarily terminate their employment, their ability to authenticate to any company system is revoked before they leave the premises of the company or in the case of termination before they are notified of their termination.

     SYR.8 Whenever any employee is involuntarily terminated, their ability to authenticate to any company system is revoked before the employee is notified of their termination.

     SYR.9 User identities for active employees on company computing resources that have not been used within a period of *** are disabled

     SYR.10 User identities for active employees on company computing resources that have not been used within a period of *** are removed

     SYR.11 All requests for access to the computing resources of the company are made in writing or through an officially approved process.

SECURITY CHANGE MANAGEMENT

     SYR.12 All requests for access to the computing resources of Cingular are made in writing or through an officially approved process.

     SYR.13 Security change management procedure have at least the following characteristics:

          - must be in complete compliance with the overall Cingular Change Management process

          -    details the steps involved in making each change to the system

          -    includes an analysis of the risks that the change may entail

          -    assigns responsibilities for review and assurance

          -    specifies testing and staging procedures where appropriate

          -    requires appropriate documentation of all changes

          -    requires appropriate approval/authorization for all changes

          -    is periodically audited to verify compliance

                             PROPRIETARY INFORMATION

The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

                                                         Agreement Number: _____

          - provides for a "back-out" procedure should the change prove to have unexpected consequences.

                             PROPRIETARY INFORMATION

The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

                                                         Agreement Number: _____

                                CINGULAR WIRELESS
                                    EXHIBIT B

                    EXECUTIVE ORDERS AND FEDERAL REGULATIONS

Work under this Agreement may be subject to the provisions of certain Executive Orders, federal laws, state laws, and associated regulations governing performance of this contract including, but not limited to: Executive Order 11246, Executive Order 11625, Executive Order 11701, and Executive Order 12138,
Section 503 of the Rehabilitation Act of 1973 as amended and the Vietnam Era Veteran's Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws, and associated regulations apply to the work under this Agreement, and only to that extent, SUPPLIER (also referred to as "SUPPLIER") agrees to comply with the provisions of all such Executive Orders, federal laws, state laws, and associated regulations, as now in force or as may be amended in the future, including, but not limited to the following:

1.   EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND PROVISIONS OF GOVERNMENT SUPPLIERS

In accordance with 41 C.F.R. Section 60-1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section, including but not limited to, SUPPLIER's agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The SUPPLIER will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin.

2.   AGREEMENT OF NON SEGREGATED FACILITIES

In accordance with 41 C.F.R. Section 60-1.8, SUPPLIER agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex, or national origin at any of its establishments, and that it does not and will not permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term "facilities" as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, wash rooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided, that separate or single-user restroom and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

3.   AGREEMENT OF AFFIRMATIVE ACTION PROGRAM

SUPPLIER agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R. Section 60-1.4(b).

4.   AGREEMENT OF FILING

SUPPLIER agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EE0-1), or such other forms as may be required under 41 C.F.R. Section 60-1.7(a).

5. AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS AND DISABLED VETERANS, VETERANS OF THE VIETNAM ERA.

In accordance with 41 C.F.R. Section 60-250.20, and 41 C.F.R. Section 60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and

                             PROPRIETARY INFORMATION

The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

                                                         Agreement Number: _____

subcontracts.

6.   EXECUTIVE ORDER 13201 COMPLIANCE

In accordance with 29 C.F.R. Part 470.2(b) the parties incorporate by reference the regulations and contract clauses required by those provisions to be made a part of covered subcontracts and purchase orders and SUPPLIER agrees to comply with the provisions of 29 CFR Part 470.

7. UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS

     AS PRESCRIBED IN 48 C.F.R., CH. 1, 19.708(A):

     (A) It is the policy of the United states that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and sub-contracts for systems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime SUPPLIERs establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

     (B) The SUPPLIER hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The SUPPLIER further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the SUPPLIER's compliance with this clause.

     (C) As used in this contract, the term small business concern shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term small business concern owned and controlled by socially and economically disadvantaged individuals shall mean a small business concern which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) whose management and daily business operations are controlled by one or more such individuals. This term also means small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124. The SUPPLIER shall presume that socially and economically disadvantaged individual include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small business Act. The SUPPLIER shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

     (D) The term "small business concern owned and controlled by women" shall mean a small business concern (i) which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women, and (ii) whose management and daily business operations are controlled by one or more women; and

     (E) SUPPLIERs acting in good faith may rely on written representations by their sub-SUPPLIERs regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantage individuals or a small business concern owned and controlled by women.

                             PROPRIETARY INFORMATION

The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

                                                         Agreement Number: _____

8. SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUB-CONTRACTING PLAN. THE SUB-SUPPLIER WILL ADOPT A PLAN SIMILAR TO THE PLAN REQUIRED BY 48 CFR CH. 1 AT 52.219-9.

                             PROPRIETARY INFORMATION

The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.synchronoss.com
(CINGULAR LOGO)

raising the bar

CINGULAR ONLINE

Cingular Online Order Management Center (OMC)
Statement of Work (SOW)
September 1, 2005
Final

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                           (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.synchronoss.com

                                TABLE OF CONTENTS

1.0 INTRODUCTION ..........................................................    4
   1.1   GENERAL AGREEMENTS ...............................................    4
   1.2   OVERVIEW PROGRAM SCOPE ...........................................    4
2.0 SERVICE TERM ..........................................................    5
3.0 OMC - ASP PROGRAM OBJECTIVES ..........................................    6
   3.1   TRANSACTION PROCESSING ...........................................    6
   3.2   ORDER VOLUME SCOPE ...............................................    6
   TABLE 1.0: PROJECTED ANNUAL ORDER VOLUMES 2005* ........................    6
   3.3   ORDER MANAGEMENT CENTER WORK FLOW ................................    6
4.0 OMC - ASP SOLUTIONS ...................................................    7
   4.1   ORDER GATEWAY ....................................................    7
   4.2   WORKFLOW MANAGER .................................................    7
   4.3   OMC STANDARD REPORTING PLATFORM ..................................    7
   4.4   INTEGRATED IVR SOLUTION ..........................................    8
5.0 ORDER GATEWAY AND ORDER MANAGER HOSTING ...............................    9
   5.1   HOSTING REQUIREMENTS .............................................    9
   5.2   SECURE ENVIRONMENT ...............................................    9
   5.3   ACCESS SECURITY ..................................................    9
   5.4   SECURITY AND PRIVACY .............................................    9
   5.5   ENVIRONMENTAL STANDARDS ..........................................   10
   5.6   MONITORING .......................................................   10
   5.7   BACKUPS ..........................................................   10
6.0 DISASTER RECOVERY (DR) ................................................   11
   6.1   DR SOLUTION OVERIEW ..............................................   11
   6.2   DR SERVICE LEVELS ................................................   11
7.0 CINGULAR TERMINATION FOR CONVENIENCE AND BUY-OUT PROVISION ............   12
   7.1   CINGULAR TERMINATION FOR CONVIENENCE .............................   12
   7.2   DEDICATED INFRASTRUCTURE BUYOUT ..................................   12
8.0 RELATED DOCUMENTS .....................................................   14
9.0 SIGNOFF SHEET .........................................................   15

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                           (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.Synchronoss.com

1.0 INTRODUCTION

     1.1 GENERAL AGREEMENTS

     This Statement of Work ("SOW") between Cingular Wireless LLC ("Cingular") and Synchronoss Technologies, Inc. ("STI") is governed by the Professional Services Agreement ("PSA") dated September 1, 2005. The parties agree that this SOW confirms and memorializes an agreement with respect to services provided to Cingular by STI commencing April 28, 2003 and replaces and supersedes the Cingular eCommerce Statement of Work dated July 16, 2003 and the "Appendix A: AWS Order Management Center (OMC) SOW", dated July, 2003 as amended in their entirety. As such, the parties agree that the Cingular eCommerce Statement of Work dated July 16, 2003 and the "Appendix A: AWS Order Management Center (OMC) SOW", dated July 2003, as amended, are terminated as of the date hereof, provided, any rights that accrued thereunder prior to the date hereof shall survive termination.

     Defined terms used in this SOW will have the meanings ascribed to them in this SOW or in the PSA. In the event of a conflict between this SOW and the PSA, the terms of the SOW will govern. SOW modifications need to be in writing, as well as mutually agreed upon by both parties.

     1.2 OVERVIEW PROGRAM SCOPE

     The scope of this SOW is to define the work activities, transaction pricing, forecasting process, service level agreements and remedies associated with the Services performed by STI for Cingular's internet organization ("Cingular Online").

     Cingular Online objectives are to streamline the back office management process relating to the sale of wireless telecommunications services by Cingular Online, improve cycle times for such sales, reduce the transaction cost per subscriber and create an exceptional customer experience. This SOW provides Cingular Online with an Application Service Provider ("ASP") solution that enables STI to manage Cingular's business objectives. The Services to be performed by STI under this SOW are as follows:

     CUSTOMER ONLINE ORDER MANAGEMENT CENTER (OMC):

          - The process, tools and organizations that support Cingular Online transaction management. Transaction management includes, but is not limited to, processing data required to fulfill online orders ("Data Processing"), taking inbound calls from customers and on occasion placing outbound customer calls, and managing and pursuing to resolution issues with the transaction process ("Exception Processing").

          -    Operational metrics and executive reporting.

     ORDER GATEWAY AND ORDER MANAGER:

          - The configuration management, hosting and Tier 1-3 support of the Order Gateway (defined and described in Section 4.1 below), Workflow Manager (defined and described in

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.Synchronoss.com

               Section 4.0 below), Email Manager (STI's system for tracking and responding to emails) and Reporting Platform (defined and described in Section 4.3 below).

2.0 SERVICE TERM

     The term of this SOW is two (2) years from the date of signature of this SOW (the "Initial Term"). The SOW will renew in successive additional one-year terms, unless either party provides written notice of non-renewal *** prior to the date of termination. Any time during the term of this SOW, either party may propose an increase or decrease in the scope of this SOW. In such event, the parties will negotiate in good faith an amendment to this SOW with the revised scope, deliverables, and associated pricing.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.Synchronoss.com

3.0 OMC - ASP PROGRAM OBJECTIVES

     The objectives for the Order Management Center ("OMC") are to establish and manage scalable, reliable and flexible center operations. The OMC will focus on meeting service level agreements ("SLAs") for sales transaction processing, inbound call handling and customer contacts for Cingular Online. STI is required to closely adhere to all of Cingular's business processes and security standards in performing its OMC Services to ensure a seamless Cingular branded customer experience. The OMC will support business from Cingular Online consumer and business customers.

     3.1 TRANSACTION PROCESSING

     The primary source of transaction volumes will be generated from Cingular front -end clients (e.g., Premiere and Overdrive). The goal of the OMC is to consistently deliver against the SLA commitments. The OMC operating hours will be flexible to support the overall Cingular Online objectives. The OMC will operate seven days a week and will support the hours of operation required by Cingular Online including 7x24 OMC support.

     3.2 ORDER VOLUME SCOPE

     Order volume commitments will be adjusted ***. A *** forecast will be provided to STI by Cingular on the ***. The forecast will provide STI with the revised transaction volume requirements for the following ***. This data will be utilized to revise the *** order volume commitments for the OMC. Addendum A describes in detail the forecast methodology.

TABLE 1.0: PROJECTED ANNUAL ORDER VOLUMES 2005*

2005 Gross Add Order   2005 Non- Gross Add
 Volume Projections        Transactions      Feature Requests
--------------------   -------------------   ----------------
         ***                   ***                  ***

* The forecast process is defined in Addendum A - Pricing Agreement. SLA and Remedies are defined in Addendum B.

     3.3 ORDER MANAGEMENT CENTER WORK FLOW

     A key objective of the OMC is to consistently meet a *** cycle time from "click (order) to call". In order to accomplish this objective, the OMC will streamline the process by reducing the number of manual handoffs in the current process. In addition, the OMC agents will manage all inbound and outbound customer contacts associated with Cingular Online transactions. The OMC will leverage the integrated suite of ASP products described in Section 4.0 of this SOW to meet and exceed SLA objectives.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.Synchronoss.com

4.0 OMC - ASP SOLUTIONS

     4.1 ORDER GATEWAY

     STI will provide Cingular Online with an order gateway ("Order Gateway"). The Order Gateway is the transaction hub-and-spoke operation supporting all Cingular Online transactions. The Order Gateway interfaces with front-end web clients, validation services, as well back-end systems of record for flow through automated processing. The Order Gateway provides a single platform for fulfilling multiple transactions across all technologies.

     4.2 WORKFLOW MANAGER

     The "Workflow Manager" is a web-based workflow tool for both business and consumer Cingular Online transactions. This Workflow Manager is used to track fully automated transactions and manage transaction fallout. The Workflow Manager provides one unified platform for managing all online transactions. The key benefits are:

          -    A unified workflow and platform across all transactions

          - Provide visibility to online transactions in a single platform bringing together multiple back office systems into a common workflow management tool

     4.3 OMC STANDARD REPORTING PLATFORM

     STI will provide Cingular with operational metrics and visibility to all transactions flowing through the Order Gateway and Workflow Manager. The Reporting Platform will provide data and metrics on a historical, daily and in real-time basis. The Reporting Platform provides complete visibility for each step of the Cingular online transaction management process. The following reporting tools are components of the Reporting Platform and will be enhanced and managed throughtout the life of this program:

     - Real-Time Reporting (RTR) portal will provide visibility and fallout statistics as transactions flow through the gateway and change status throughout the transaction lifeccyle process.

     - Mobile reports that allow Cingular key business users to receive critical data on their online transactions right to their Blackberry or data device.

     - Daily Operational Reports will provide analysis and trends for all data and voice transactions

     The following KPIs will be provided to Cingular on a daily, weekly, monthly and quarterly basis:

          a)   Total orders processed via the OMC

          b) Total orders processed through Order Gateway, fallout error queue, etc

          c) Total order received and total orders entered by the order center cut off time

          d)   Total orders entered and not fulfilled by the OMC

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.Synchronoss.com

          e)   Total orders activated, shipped and cancelled

          f)   Total orders in queue to be processed at the OMC (real-time)

          g) Real-time order status tracking throughout the life cycle of an order. Identify order process flow constraints

          h)   Number of Transactions Received by Order Gateway

                    - This report shows the total number of orders received by the Order Gateway trended over time intervals.

          i) Number of Transactions Processed by Order Type, Order Center, and Service Representative

                    - As the Order Gateway receives orders, they will be directed to various Order Centers. This report shows the total number of orders processed by Order Center, Order Type, and Service Representative trended over time intervals.

          j)   Number of Failed Transactions

                    - This report will show the total number of failed transactions along with the corresponding reason code at any given time.

          k)   Number of Orders by Queue

                    - As the Order Gateway Gateway receives orders, they will be put in queues for processing. This report shows the total number of orders, in the Queue, at any given time.

          l)   Time Spent by Orders in Queue

                    - This report shows the shortest time, longest time, and the average time spent by orders in queues trended over time intervals.

     Additional reports will be deployed during the term of this SOW after formal requirements are developed. and mutually agreed to by both parties

     4.4 INTEGRATED IVR SOLUTION

     STI will provide Cingular with a voice and DTMF enabled IVR. The IVR will provide Cingular with call queueing capabilities, inbound call load balancing, customer self service and reporting capabilities. The IVR is a key product in managing customer contacts and managing the call to order ratio for the OMC. The IVR will be developed and managed by STI.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.Synchronoss.com

5.0 ORDER GATEWAY AND ORDER MANAGER HOSTING

     The objective of hosting the Order Gateway and Workflow Manager is to provide Cingular with a standard environment for all Cingular clients interfacing with the Order Gateway. The costs identified in this SOW are based upon STI standard pricing. Significant deviations from the STI systems architecture that exists on the Effective Date could impact the cost and schedule for the Order Gateway effort. In addition to hosting the application, STI will provide Tier 1 -3 support for this environment. Tier 1-3 services are defined in Addendum D Tier 1-3 Operations Management Document.

     5.1 HOSTING REQUIREMENTS

     STI will provide and maintain all facilities, including: physical premises, server(s), database server(s), firewall(s), Internet connectivity and any other facilities required to support the Gateway and Order Manager.

     STI will provide to Cingular a list of all hardware, software, and equipment located at STI's premises that will be used to perform the Services required under this SOW. STI shall provide sufficient hardware, software and equipment to ensure ***% availability of the Services. Subject to Cingular's payment of the fees set forth in Section 7.2, Cingular shall own the hardware and equipment purchased by STI to fulfill its obligations under this SOW (the "Dedicated Infrastructure").

     5.2 SECURE ENVIRONMENT

     The premises, hardware, and application must be accessible only to authorized personnel. ***

     5.3 ACCESS SECURITY

     Access control is achieved via a combination of access control ***.

     5.4 SECURITY AND PRIVACY

     In the event STI receives Cingular Data (as defined in the PSA), STI may not use such Cingular Data for any purpose other than the fulfillment of STI's obligations of this SOW. STI may not provide such Cingular Data to any third-party for any reason, unless specifically authorized in writing by Cingular; provided, however, if STI is required to produce such Cingular Data to comply with any legal, regulatory, law enforcement or similar requirements or investigations, STI may do so after providing Cingular i) prior written notice of its intent to produce the Cingular Data and ii) an opportunity to seek a protective order or similar mechanism to prevent disclosure as Cingular deems necessary. STI shall comply with any other Cingular security or privacy requirements in effect at any time during the term of this SOW. Such requirements include, but are not limited to, compliance with Cingular's privacy policy, including the restrictions on the use of cookies and web beacons, requirements to encrypt customer information in a certain manner and requirements to store customer and other Cingular information in a certain manner. At a minimum, STI will undertake the following measures to ensure the security of all Cingular Data and other Cingular information:

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.Synchronoss.com

     ***

     5.5 ENVIRONMENTAL STANDARDS

     Any hardware required to perform the Services under this SOW will be protected from damage by:

     ***

     In the event of a loss of commercial power, the facility is connected to *** capable of supporting the STI Managed Data Facility located in *** for
     ***.

     5.6 MONITORING

     The following monitoring tools and practices will be provided by STI.

     ***

     The production system will reside in the STI MDF. The MDF is equipped with
     ***.

     5.7 BACKUPS

     Data and applications will be automatically backed up ***. STI will implement a real-time mechanism to ensure the safety and integrity of Order Gateway data. On the ***. The backup is an automated process. Additionally, the backup from the *** is stored ***.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.Synchronoss.com

6.0 DISASTER RECOVERY (DR)

     STI will provide a disaster recovery solution for the all Services required under this SOW that enables rapid restoration of all functions of the system in event of a long-term service disruption to the STI MDF. This section provides an overview of the infrastructure required to support the disaster recovery solution as well as the service levels associated with the solution.

     6.1 DR SOLUTION OVERIEW

     STI will leverage its *** to provide a highly available system that can restore the Cingular Online ASP system to full service within *** of a total service outage in its *** facility. STI will place the current *** in the *** facility as the core component of this solution. This environment will be augmented to provide sufficient server hardware and software to be a functional equivalent to the current production environment in terms of handling order volume and user load. The *** will contain a full compliment of network infrastructure including firewalls, load balancers and high-speed switches to ensure all network connectivity is equivalent to production as well.

     A *** will be implemented to ensure that a full copy of the production database is maintained in the *** at all times. In the event of a total service disruption in the *** facility, the *** will be reconfigured to access the production database and provide the production instance of the Cingular Online ASP system.

     6.2 DR SERVICE LEVELS

     The following service levels are associated with the DR solution:

          -    Service restoration time: ***

          - System performance level: equal to production in terms of user and order volume

          - System SLA's: same as for production (Addendum B). System will conform to the requirements of Section 5.0 of this document

     NOTE: This solution will rely on the implementation of a dedicated, private circuit (e.g. friends net connection) between STI's Bridgewater, NJ office and Cingular's Bothell, WA facility.

          - DR test will be performed *** times *** at a mutually agreed to time by both parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.Synchronoss.com

7.0 CINGULAR TERMINATION FOR CONVENIENCE AND BUY-OUT PROVISION

     In the event Cingular desires to terminate the SOW prior to the end of its term, Cingular may exercise its right for Termination for Convenience as described in Section 7.1. In addition, STI may provide transition services subject to a mutually agreeable SOW that may include the following terms:

          1. Specific key milestones and dates in which Cingular can exercise the right to migrate all or part of the ActivationNow(R) Platform and the OMC Services to a Cingular location.

          2. Identification of the work effort needed and the related costs to establish a mutually acceptable SOW to help transition the production environment to Cingular.

     7.1 CINGULAR TERMINATION FOR CONVIENENCE

          1. If Cingular or STI terminates for convenience with less than *** notice, Cingular or Synchronoss (whichever party terminates) will pay the other a termination fee equal to ***% of the previous *** average manual and automated order processing and inbound call transaction processing cost x *** (the "Termination Fee").

          2. In the case of a termination by Cingular, Cingular will not be required to pay the Termination Fee if it provides STI with at least *** notice of such termination and the traffic during the ramp down period is equal to or more than ***% of the previous *** average manual and automated order processing and inbound call transaction processing volume x ***.

     7.2 DEDICATED INFRASTRUCTURE BUYOUT

          1. Upon any termination of the PSA or this SOW prior to expiration of the Initial Term, Cingular may, at its discretion, pay the applicable Buyout Fee set forth in Table 2 below in exchange for ownership of the Dedicated Infrastructure (if Cingular elects not to pay the Buyout Fee, then STI shall retain ownership of the Dedicated Infrastructure). At the end of the *** of the Term of the Agreement, ownership of the Dedicated Infrastructure will automatically vest in Cingular without further action.

TABLE 2: BUYOUT FEE*

***   BUYOUT
---   ------
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.Synchronoss.com

***   BUYOUT
---   ------
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***
***    $***

* The Buyout Fee in this table is in addition to the Termination Fee defined in paragraph 1 and 2 of section 7.1.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.Synchronoss.com

8.0 RELATED DOCUMENTS

     1.   Addendum A - Cingular Online OMC Pricing Agreement doc

     2.   Addendum B - Cingular Online OMC SLA and Remedies doc

     3.   Addendum C - Cingular Master Professional Services Agreement (PSA)

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.Synchronoss.com

9.0 SIGNOFF SHEET

     IN WITNESS WHEREOF, this Agreement is executed by the duly authorized representatives of the Parties.

SYNCHRONOSS TECHNOLOGIES, INC.          SYNCHRONOSS TECHNOLOGIES, INC.


Signature:                              Signature:
           --------------------------              -----------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------


CINGULAR                                CINGULAR


Signature:                              Signature:
           --------------------------              -----------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.Synchronoss.com

CINGULAR                                CINGULAR


Signature:                              Signature:
           --------------------------              -----------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.synchronoss.com

(CINGULAR LOGO)
raising the bar

CINGULAR ONLINE
Cingular Online Order Management Center (OMC)
Addendum A - Pricing Agreement
September 1, 2005
Final

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

                                TABLE OF CONTENTS

1.0 Transaction Pricing Schedule...........................................    3
   1.1 Platform Service Fee................................................    3
   1.2 Cingular Online Order Mangement Center (OMC) - *** Service Fees.....    4
   1.3 Cingular Online Order Management Center (OMC) - *** Service Fees....    5
   1.4 Cingular Online Order Management Center (OMC) - *** Processing
       Service Fees........................................................    6
2.0 Forecasting............................................................    7
   2.1 Transaction Forecast................................................    7
   2.2 Call Volume Forecast................................................    7
3.0 Pricing Assumptions....................................................    8
4.0 Travel and Living Expenses.............................................   10

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

7/01/05                                   (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

1.0  TRANSACTION PRICING SCHEDULE

     This section of the SOW provides the transaction and service fees associated with the Agreement. The service fees in this SOW go into effect on the Effective Date of the Agreement. Modifications to any of the prices herein need to be in writing, and mutually agreed upon by both parties.

     1.1  PLATFORM SERVICE FEE

     Table 1 represents the API "click stream" transaction fee for the Order Gateway, Order Manager and Reporting Platform. The gateway fee is applied to every transaction received by the Order Gateway.

     TABLE 1: ASP PLATFORM SERVICE FEE

                    TIERED
                   GATEWAY
                   SERVICE
SERVICE FEE TYPE    FEE ID                   SERVICE CHARGE                  TRANSACTION FEE
----------------   -------   ------------------------------------------      ---------------
  TRANSACTION        *T1     *** Average *** Transactions (Calculated ***)         $***
  SERVICE FEE         T2     *** Average Transactions (Calculated ***)             $***
                      T3     *** Average Transactions (Calculated ***)             $***

* T = Transaction Service Fee

1. The Transaction Service Fee assumes transactions may contain a maximum of five lines of service per transaction. Exceptions include e.g., bulk orders may require a special handling/transaction processing charge.

2. The Transaction Price applies to all transactions in that tier. For example, if the Order Gateway receives *** transactions per ***, the Transaction Price for transactions *** will be at Tier 2 pricing for each order received.

     Cingular shall guarantee *** transactions per ***. In the event that the transaction volume in a *** is less than *** transactions, Cingular shall pay Tier 1 pricing for each transaction under the guaranteed *** minimum of *** transactions.

3. For example, *** commitment = *** transactions. The actual received = *** for a total shortfall of *** transactions for the ***. Cingular would pay a total of $*** for the *** shortfall (*** transactions x tier 1 pricing). Notwithstanding anything herein to the contrary, if the initial or final period of the term of the Agreement does not span an entire *** , the guaranteed minimum shall be a prorated number based on the actual time period.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

7/01/05                                   (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

1.2 CINGULAR ONLINE ORDER MANGEMENT CENTER (OMC) - *** SERVICE FEES

Table 3 represents the service fees associated with manually processing transactions in Cingular back office systems.

TABLE 3: OMC CINGULAR PROCESSING SERVICE FEES:

                                                                         CINGULAR *** PROCESSING FEES
                                                  --------------------------------------------------------------------------
                                                                                                    CANCELLED
                                                                                                   ----------
  SERVICE                                                CONSUMER                BUSINESS           EACH LINE
    FEE       CINGULAR   SERVICE      SERVICE     ---------------------   ----------------------   OF SERVICE
    TYPE       SYSTEM     FEE ID      CHARGE      1ST LINE   EACH ADDTL   1ST LINE   EACH ADDTL.     ( LOS )         SLA
-----------   --------   -------   ------------   --------   ----------   --------   -----------   ----------   ------------
    NEW          ***       *O1     Postpaid  -      $***        $***        $***        $***          $***        Addendum
ACTIVATION                         Workflow Mgr                                                                       B

                 ***       O2      Prepaid  -       $***        $***         ***         ***          $***        Addendum
                                   Workflow Mgr                                                                       B

    NEW          ***       O3      Postpaid -       $***        $***        $***        $***          $***        Addendum
ACTIVATION                         Workflow Mgr                                                                       B

                 ***       O4      Prepaid -        $***        $***         ***         ***          $***        Addendum
                                   Workflow Mgr                                                                       B

 *** LOCAL       ***       O5      Post Paid -      $***        $***        $***        $***          $***        Addendum
  NUMBER                           Workflow Mgr                                                                       B
PORTABILITY
   (LNP)

                 ***       O6      Prepaid -        $***        $***        $***        $***          $***        Addendum
                                   Workflow Mgr                                                                       B

 *** LOCAL       ***       O7      Post Paid -      $***        $***        $***        $***          $***        Addendum
  NUMBER                           Workflow Mgr                                                                       B
PORTABILITY
   (LNP)

                 ***       O8      Prepaid -        $***        $***        $***        $***          $***        Addendum
                                   Workflow Mgr                                                                       B

 MIGRATION       ***       O9      Service Fee      $***        $***        $***        $***          $***        Addendum
                                   - Workflow                                                                         B
                                   Mgr

                 ***       O10     Service Fee      $***        $***        $***        $***          $***        Addendum
                                   - Workflow                                                                         B
                                   Mgr

  UPGRADE        ***       O11     Service          $***        $***         ***         ***          $***        Addendum
 POSTPAID                          Fee  -                                                                             B
                                   Workflow Mgr

                 ***       O12     Service Fee      $***        $***         ***         ***          $***        Addendum
                                   - Workflow                                                                         B
                                   Mgr

 ACCESSORY       ***       O13     Service Fee      $***        $***        $***        $***          $***        Addendum
   ONLY                            Workflow Mgr                                                                       B

  FEATURE        ***       O14     Service Fee      $***        $***        $***        $***          $***        Same day
  REQUEST                          Workflow Mgr                                                                  fulfillment
                                                                                                                SLA does not
                                                                                                                    apply

                 ***       O15     Service Fee      $***        $***        $***        $***          $***        Same day
                                   Workflow Mgr                                                                  fulfillment
                                                                                                                SLA does not
                                                                                                                    apply

                           O16     Hourly FTE       $***        $***        $***        $***          $***        Addendum
   AGENT                           Rate for                                                                           B
   FTE/                            Data Entry
   HOURLY                          and Special
   RATE                            Projects

*    O = Processing Fees in Cingular Back Office Systems

*****

*** Orders that are cancelled by any automated system and have no human STI touch would not incur a manual cancelled processing fee.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

7/01/05                                    (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

1.3 CINGULAR ONLINE ORDER MANAGEMENT CENTER (OMC) - *** SERVICE FEES

Table 4 represents the service fees associated with manually processing transactions in *** back office systems.

TABLE 4: OMC *** PROCESSING SERVICE FEE

                                                                            CINGULAR *** PROCESSING FEES
                                                                   ---------------------------------------------
                                                                      CONSUMER        BUSINESS          CARE
                                                                   -------------   -------------   -------------
                              SERVICE                               1ST    EACH     1ST    EACH     1ST    EACH
      SERVICE FEE TYPE         FEE ID        SERVICE CHARGE        LINE   ADDTL.   LINE   ADDTL.   LINE   ADDTL.
---------------------------   -------   ------------------------   ----   ------   ----   ------   ----   ------
ORDER MANAGER FEE 2.5G AND      *B1     Successful Consumer and     N/A     N/A    $***    $***     N/A     N/A
2G (SUCCESSFUL AND FAILED               B2B Transaction Service
TRANSACTION)                            Fee

                                 B2     Failed / Cancelled          N/A     N/A    $***    $***     N/A     N/A
                                        Transaction Service Fee

ORDER MANAGER MIGRATION          B3     Successful Consumer and     N/A     N/A    $***    $***     N/A     N/A
SERVICE FEE                             B2B Transaction Service
                                        Fee

                                        Failed / Cancelled          N/A     N/A    $***    $***     N/A     N/A
                                        Transaction Service Fee

ORDER MANAGER FEE 2G AND         B4     Successful Consumer         N/A     N/A    $***    $***     N/A     N/A
2.5 UPGRADE FEE                         and B2B Transaction
                                        Service Fee

                                 B5     Failed Transaction          N/A     N/A    $***     N/A     N/A     N/A
                                        Service Fee

MANUAL CREDIT CHECK SERVICE      B7     Manual Credit Check         N/A     N/A    $***     N/A     N/A     N/A
                                        Service

LINE NUMBER PORTABILITY          B8     Transactions Processed      N/A     N/A     N/A     N/A     N/A     N/A
(LNP)                                   with Line Number
                                        Portability Service

ACCESSORY ONLY                   B9     POS 1, POS 2, Oracle,       N/A     N/A    $***     N/A     N/A     N/A
                                        Titan, Siebel

OCS REGISTRATION PER            B10     Manually Establish          ***     ***     ***     ***     ***     ***
SUBSCRIBER                              Paperless Billing Option

FEATURE REQUEST                 B11     Manually Process            ***     ***     ***     ***     ***     ***
                                        Feature Request

AGENT FTE/HOURLY FEES           B12     Hourly FTE Rate for        $***    $***    $***    $***    $***    $***
                                        Data Entry and Special
                                        Projects

*    B = Processing Fees in *** Back Office Systems

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

7/01/05                                    (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

     1.4 CINGULAR ONLINE ORDER MANAGEMENT CENTER (OMC) -*** PROCESSING SERVICE FEES

     Table 5 represents the service fees associated for processing automated/manual inbound and outbound calls.

     TABLE 5: *** PROCESSING FEES

                                                                               TELEPHONY PROCESSING FEES
                                                               ---------------------------------------------------------
                                                                    CONSUMER            BUSINESS          CUSTOMER SVC
                                                               -----------------   -----------------   -----------------
                           SERVICE                                         EACH                EACH                EACH
    SERVICE FEE TYPE        FEE ID       SERVICE CHARGE        1ST LINE   ADDTL.   1ST LINE   ADDTL.   1ST LINE   ADDTL.
    ----------------       -------   -----------------------   --------   ------   --------   ------   --------   ------
INBOUND CALL                  T1     Inbound calls Handled =     $***       N/A      $***       N/A      $***       N/A
                                     Total calls answered by
                                     a live agent.

CALL ROUTING                  T2     Calls routed to other       $***       N/A      $***       N/A      $***       N/A
                                     centers by the
                                     automated IVR (not a
                                     warm transfer)

OUTBOUND CALL                 T3     Telephony cost              $***       N/A      $***       N/A      $***       N/A
                                     associated with
                                     outbound calls

INBOUND CALL AGENT CALL       T4     Hourly FTE rate for         $***       N/A      $***       N/A      $***       N/A
HANDLING FEE                         Inbound / Outbound
                                     Calls Processed

INBOUND/OUTBOUND CALL         T5     Percent of Total Calls      $***      $***      $***      $***      $***      $***
HANDLED BY IVR (BASELINE             Received Automated ***%
AUTOMATION RATE)                        - ***% Automation

INBOUND/OUTBOUND CALL         T6      Percent of Total Calls     $***      $***      $***      $***      $***      $***
HANDLED BY IVR (BASELINE                Received Automated
AUTOMATION RATE)                      ***% - ***% Automation

INBOUND/OUTBOUND CALL         T7      Percent of Total Calls     $***      $***      $***      $***      $***      $***
HANDLED BY IVR (BASELINE                Received Automated
AUTOMATION RATE)                      ***% - ***% Automation

INBOUND/OUTBOUND CALL         T8      Percent of Total Calls     $***      $***      $***      $***      $***      $***
HANDLED BY IVR (BASELINE                Received Automated
AUTOMATION RATE)                        GREATER THAN ***%

*    T = *** Processing Fees

** The IVR transaction charge supports the actual transaction cost and ongoing enhancements to the IVR.


CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

7/01/05                                   (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

2.0 FORECASTING

     2.1 TRANSACTION FORECAST

     Cingular will provide Synchronoss with a *** forecast on or about *** of each ***. The forecast will provide Synchronoss with the automated and manual transaction volume requirements for the following *** detailed by ***. If the forecast is not received *** after the *** of each *** Synchronoss Technologies (STI) will invoke the prior *** forecast.

     In the event the actual transaction volume for a given *** does not achieve *** % of the *** forecast or *** % of the *** forecast, whichever is greatest then STI will invoice Cingular a minimum *** fee based on *** % of the *** or *** % of the *** forecasted transactions.

     2.2 CALL VOLUME FORECAST

     Cingular will provide Synchronoss with the expected call volume requirements for the following *** detailed by ***. If the forecast is not received *** after the *** of each *** Synchronoss Technologies (STI) will invoke the prior *** forecast for inbound calls.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

7/01/05                                   (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

3.0 PRICING ASSUMPTIONS

     1. STI and Cingular will meet once every *** to review and adjust the transaction prices where appropriate.

     2. Synchronoss and Cingular agree to review and adjust where appropriate the B2B IRU manual transaction processing fees *** after partial automation is implemented for this transaction. Cingular will determine, at its option, when this review will take place. Any adjustment to the manual processing fees will be mutually agreed to by both parties and the pricing table amended as soon as possible.

     3. Within *** after signature of the SOW, STI agrees to meet and reassess the baseline cost and service levels in this SOW. Any adjustments would be mutually agreed to by both parties

     4. In the event that the time studies reveal a material change in costs, greater than *** %, both parties agree to review in detail the core reason for the change. In the event that a change is attributed to performance, then both parties will mutually agree if a change is warranted.

     5. The service fee in this appendix is for processing a completed or cancelled transaction through the Order Gateway and OMC.

     6. Service levels apply only to transactions that are processed through the existing ASP infrastructure. Exception handling, workarounds or transactions that do not flow through the Order Gateway and OMC will be excluded from the service levels and remedies defined in Addendum B.

     7. STI anticipates processing additional transaction types. These transactions could be priced at a different rate. The rate for new transactions would be determined by the complexity and processing rates associated with the transaction. Transaction prices will be determined after a large enough sample size is processed by the OMC and will be mutually agreed to in writing by both parties. During this period STI will either process these transactions on a exception handling basis or would mutually agree on a price until an amendment is completed to Addendum A and Addendum B with mutually agreed upon pricing and associated SLA and remedies.

     8. New transactions not identified in Section 3.0 of this SOW would be handled through a written change request. New transactions will require an initial trial period that will produce a large enough sample size to price the transaction. Service levels and remedies will not apply during the initial trial period.

     9. STI anticipates the cancelled rate for manually processed transactions not to exceed *** % of total transaction volume. If the cancelled rate for manually processed orders exceeds *** % STI will charge Cingular the shipped /successful transaction rate.

     10. Any modifications requested by Cingular that impact the configuration or processing methodology by STI may require pricing adjustments.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

OPERATIONS MANAGEMENT TEAM

     As part of this SOW, STI will provide Cingular with Operations Management support. The dedicated team will provide Cingular with the following services:

     PROGRAM MANAGEMENT:

     Responsibilities include project management, business analysis, and functional analysis to support new development, features and functionality. Additional Program Management responsibilities include bringing new clients onto the Transaction Gateway API.

     OPERATIONS MANAGEMENT:

     Responsibilities include credit, activation, and order fulfillment, transaction queue management, service level monitoring and reporting, staffing, IVR management, training, and interacting with B2C and B2B and Care teams to ensure seamless, high quality customer service for eCommerce customers.

     For planning purposes STI assumes a minimum number of resources will be required for a period of ***. At the end of *** Cingular may adjust the number of FTEs on a *** basis. Adjustments to the resources must be communicated in writing *** before the start of the next ***. Table 6 reflects the schedule and fee for the Operations Management Team.

     TABLE 6: OPERATIONS MANAGEMENT TEAM SCHEDULE AND COST

MONTHS/QTR   FTES   PRICE PER FTE   TOTAL
----------   ----   -------------   -----
***           ***        $***        $***
***           ***         ***         ***

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

4.0 TRAVEL AND LIVING EXPENSES

     Travel and living expenses (e.g.: airfare, hotel, car, meal, phone) associated with program activities will be pre-approved per Cingular travel policy and billed back to Cingular at cost.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)                         www.synchronoss.com

(CINGULAR LOGO)
raising the bar

CINGULAR ONLINE


Cingular Online
Addendum B - SLA and Remedies
September 1, 2005
Final

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

                                TABLE OF CONTENTS

1.0 SERVICE LEVEL REQUIREMENTS AND REMEDIES ...............................    3
   1.1 ORDER/TRANSACTION CYCLE TIME SERVICE LEVEL REQUIREMENTS: ...........    3
   1.2 ORDER/TRANSACTION QUALITY PROCESSING SERVICE LEVEL REQUIREMENTS: ...    5
   1.3 INBOUND CALL HANDLING SERVICE LEVELS REQUIREMENTS ..................    7
2.0 ASP PLATFORM SERVICE LEVELS AND REMEDIES ..............................    8
   2.1 STI ORDER GATEWAY AND WORKFLOW MANAGER AVAILABILITY ................    8
   2.2 Description for e-Mail Manager .....................................   12
3.0 ASSUMPTIONS ...........................................................   13
   3.1 METHODS AND PROCEDURES (M&P) .......................................   13
   3.2 SECURITY ...........................................................   13
   3.3 REMEDIES ...........................................................   13

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

1.0  SERVICE LEVEL REQUIREMENTS AND REMEDIES

     1.1  ORDER/TRANSACTION CYCLE TIME SERVICE LEVEL REQUIREMENTS:

          1. *** % of all Lines of Service (LOS) received by STI in a *** period will be entered into the Cingular defined system of record within the shipping cut off window.

          2. STI will not be responsible for failures to meet the Service Level Requirement for those lines of service that exceed the forecast by more than *** %.

          3. If any individual *** or *** is greater than *** % of the *** or *** forecasted average, then STI will apply best efforts in processing the transactions that exceed the forecast by greater than *** %.

          4. Special events will be reviewed on an individual basis. Cingular and STI agree to meet and review special event requirements on as needed basis. STI will apply best efforts to fulfill special event request.

          In the event the Service Level Requirement is not met in a given ***, STI will provide to Cingular the discount set forth on Table 1 each
          ***.

          If the Service Level Requirement exceeded in a given v, STI will invoice Cingular the premium set forth in Table 1 each ***.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

TABLE 1: TRANSACTION CYCLE TIME SERVICE LEVELS AND REMEDIES

SLA ID**           FULFILLMENT *** SLA INDEX                  *$-DISCOUNT (CREDIT) PER ORDER
--------           -------------------------                  ------------------------------
  OC 1      *** % - *** % of transactions submitted          *** % of Data Processing Expense
                   within shipping cut off***

  OC 2      *** % - *** % of transactions submitted          *** % of Data Processing Expense
                    within shipping cut off

  OC 3       *** - *** % of transactions submitted           *** % of Data Processing Expense
                    within shipping cut off

  OC 4        *** % transactions submitted within                   No Penalties Apply
                        shipping cut off

  OC 5      *** % - *** % of transactions submitted          *** % of Data Processing Expense
                    within shipping cut off

  OC 6      *** % - *** % of transactions submitted          *** % of Data Processing Expense
                    within shipping cut off

  OC 7      *** % - *** % of transactions submitted          *** % of Data Processing Expense
                    within shipping cut off

  OC 8     Less than *** % of transactions submitted   *** % of Data Processing Expense, First ***
                    within shipping cut off

  OC 9     Less than *** % of transactions submitted     *** % of Data Processing Expense, Second
                    within shipping cut off                            consecutive ***

* Remedies will be applied *** and apply to the total *** invoiced amount from tables 3 and 4 of Addendum A.

**   Order Cycle Time SLA

*** - Shipping cut-off is defined as *** for orders received before *** that same day.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

     1.2  ORDER/TRANSACTION QUALITY PROCESSING SERVICE LEVEL REQUIREMENTS:

          1. *** % of LOS received by STI in a *** period will be entered by STI correctly into the order entry and billing systems of record as it was received by STI's ASP (Transaction Gateway, Workflow Manager) infrastructure. Orders that deviate from Cingular Online Shipped As Ordered (SAO) policy will be excluded from the SLA and remedies in this document.

          2. STI will not be responsible for failure to enter data for reasons outside of STI's control; including and without limitation due to inaccurate data provided by Cingular client applications or Cingular IT systems.

          3. STI will audit a statistical valid sample size on a *** basis to assess the quality levels. This information will be provided to Cingular leadership on an agreed to schedule

          4. The manual QA process will be augmented by a systematic "Shipped as Ordered" assessment approach, when available, that will target an audit of *** % LOS/day.

          5. Transactions that are not received through the Order Gateway will not be eligible for SLA's and Remedies.

     In the event the Service Level Requirement is not met in a given ***, STI will provide to Cingular the discount set forth below in Table 2 on a *** basis.

     If the Service Level Requirement is exceeded by STI in a given ***, STI will invoice Cingular the premium set forth below in Table 2 on a *** basis.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

     TABLE 2: ORDER/TRANSACTION QUALITY PROCESSING SERVICE LEVELS AND REMEDIES

SLA ID**           **** SLA INDEX             *$-DISCOUNT (CREDIT) PER ORDER
--------           --------------             ------------------------------
  OQ 1      *** % - *** % of LOS will be     *** % of Data Processing Expense
                submitted accurately

  OQ 2      *** % - *** % of LOS will be     *** % of Data Processing Expense
                submitted accurately

  OQ 3      *** % - *** % of LOS will be     *** % of Data Processing Expense
                submitted accurately

  OQ 4     *** % of LOS will be submitted           No Penalties Apply
                     accurately

  OQ 5      *** % - *** % of LOS will be     *** % of Data Processing Expense
                submitted accurately

  OQ 6      *** % - *** % of LOS will be     *** % of Data Processing Expense
                submitted accurately

  OQ 7     *** % of LOS will be submitted   *** % of Data Processing Expense,
                     accurately                         First ***

  OQ 8     *** % of LOS will be submitted   *** % of Data Processing Expense,
                     accurately                   Second consecutive ***

* Remedies will be applied *** and apply to the total *** invoiced amount from tables 3 and 4 of Addendum A.

**   Order Quality Service Level

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

     1.3  INBOUND CALL HANDLING SERVICE LEVELS REQUIREMENTS

     1. STI will not be responsible for failures to meet the Service Level Requirement for any specific day when calls exceed the *** forecast by more than *** %. In this event, these specific *** will be excluded from the *** assessment.

     2.   ASA - Average Speed of Answer by a live agent (excludes IVR time)

     3.   Abandon Calls - Percent of OMC offered calls abandoned

     TABLE 3: INBOUND CALL HANDLING SERVICE LEVELS

SLA ID*         SERVICE LEVEL CATEGORY                   SERVICE LEVEL
-------         ----------------------                   -------------
 IC 1                Abandon Rate                 Less Than *** % of all calls
                                                offered in a given *** will be
                                                           abandoned

 IC 2      *** Average Speed of Answer (ASA)      *** % of calls offered to an
                                                 agent will be answered in less
                                                than *** by a live agent, during
                                               the normal inbound call operating
                                                         hours per ***.

 IC 3     *** ASA (as measured by normal ***     *** % of the hours within the
               operating business hours)        normal daily business operating
                                                 hours for inbound calls, will
                                                  have an ASA of less than ***

*    IC = Inbound Call Service Level

     STI and Cingular will meet no less than once every *** to review and modify the call types, SLA and remedies where appropriate.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

2.0  ASP PLATFORM SERVICE LEVELS AND REMEDIES

     2.1  STI ORDER GATEWAY AND WORKFLOW MANAGER AVAILABILITY

     SYSTEM AVAILABILITY:

     The Order Gateway and Workflow Manager is available 24 hours a day, 7 days per week excluding 1) regularly scheduled downtimes to perform system upgrades, application administration, and any other planned events and 2) STI written requests to customer for any unscheduled maintenance outage periods, if needed.

     ASP PLATFORM SERVICE LEVELS:

     1.   Order Gateway and associated workflow processes - *** % system up time

     2.   Email Service - *** % system up time

     3.   Workflow Manager - *** % system up time

     4. Housekeeping and other scheduled system processes e.g., Fedx Tracker job - *** % system uptime

     5.   Reporting Platform - *** % system up time

     SERVICE LEVEL MEASUREMENT PROCESS:

     1. Statistics used to determine downtime are collected using a suite of network and application monitoring tools as well as data collected by the application itself.

     2. ASP Platform Service level attainment is reviewed on a *** basis. All statistics from STI's monitoring suite are reviewed and dowtime recorded for that week is summarized for each funtional area of the ASP platform (e.g. gateway, email, workflow etc.)

     3. STI assumes that the *** and *** transaction volume will not exceed the forecast by more than *** %. Volume in excess of this amount will exempt STI from these SLA and Remedies for the affected period. Requirements for special events, e.g. bulk orders will be addressed on an individual basis.

     4. Functional area outages are determined using the guidelines in the tables below:

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

     TABLE 4: STI SYSTEM OUTAGE GUIDELINES

     Platform                                 Outage Criteria
     --------                                 ---------------
ORDER GATEWAY        -    ALL GATEWAY APPLICATION SERVERS ARE DOWN

                     -    GATEWAY CANNOT PROCESS CLIENT TRANSACTIONS AND "NACKS"
                          ALL MESSAGES TO THE GATEWAY

EMAIL SERVICE        -    ALL EMAIL BRIDGEHEAD/RELAY SERVERS ARE DOWN

                     -    NO MESSAGES ARE FORWARDED FROM STI EMAIL SERVICE

WORKFLOW MANAGER     -    ALL WORKFLOW MANAGER SERVERS ARE DOWN

                     -    GREATER THAN *** % OF END-USERS/AGENTS CANNOT ACCESS
                          WORKFLOW MGR

HOUSEKEEPING              AN OUTAGE WILL BE RECORDED IF ANY ONE OF THE FOLLOWING
                          OCCURS:

                     -    SCHEDULE TASKS DO NOT EXECUTE AT THEIR PROPER TIMES
                          RESULTING IN ORDERS NOT BEING ASSIGNED THE CORRECT
                          STATUS

REPORTING PLATFORM        AN OUTAGE WILL BE RECORDED IF ANY ONE OF THE FOLLOWING
                          OCCURS:

                     -    REAL TIME REPORTING APPLICATION IS UNAVAILABLE OR IS
                          NOT UPDATING ON A SCHEDULED BASIS

                     -    HOURLY REPORTS ARE NOT GENERATED AND DELIVERED (FOR
                          REASONS OTHER THAN AN STI OR CINGULAR EMAIL ISSUE).
                          AVAILABILITY WILL BE MEASURED AS A PERCENTAGE OF THE
                          OVERALL NUMBER OF REPORTS GENERATED ON A MONTHLY BASIS

     ASP PLATFORM ELIGIBLE FOR REMEDIES:

     1.   Order Gateway and associated workflow processes - *** % system up time

     2.   Email Service - *** % system up time

     STI will calculate all downtime associated with both items listed above and provide one summary figure on a *** basis for overall availability. Failure to meet service levels will result in the remedies as defined in Table 5 below.

     TABLE 5: STI SYSTEM AVAILABILITY SERVICE LEVELS AND REMEDIES

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

                                      %-Discount (Credit) off Total
Service Level - System Availability          *** Gateway Fee*
-----------------------------------   -----------------------------
           *** % - *** %                      *** % DISCOUNT

           *** % - *** %                      *** % DISCOUNT

           *** % - *** %                      *** % DISCOUNT

          LESS THAN *** %                     *** % DISCOUNT

*    Discounts will be applied in the *** the penalty/remedy is realized

* SLA's and remedies do not apply when STI, at the request of Cingular bypasses the full testing cycle on a new release.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

     TABLE 6: ILLUSTRATIVE STI SYSTEM OUTAGE CALCULATION

               *** of Unscheduled
Availability    Downtime/Per ***
------------   ------------------
    *** %              ***

    *** %              ***

    *** %              ***

    *** %              ***

    *** %              ***

    *** %              ***

    *** %              ***

    *** %              ***

    *** %              ***

     TABLE 7: CINGULAR SYSTEM AVAILABILITY SERVICE LEVELS AND REMEDIES

  SERVICE LEVEL - SYSTEM AVAILABILITY                          REMEDY
  -----------------------------------     -----------------------------------------------
Cingular System Outage for greater than      Synchronoss will apply the YTD historical
   *** in a *** period. This excludes     shipped and cancelled ratio to *** % of the ***
         scheduled maintenance                               forecast.

 Cingular Systems will be available for     Cingular System outages that do not meet the
 the published Cingular operating SLA's   published Cingular operating SLA's will exclude
                                              STI from all Processing Remedies in ***

* Credits accrued by STI as a result of Cingular System outages can be applied to remedies/penalties incurred by STI.

     1. Scheduled System Maintenance is excluded from all SLA System Availability calculations.

     2. Scheduled System Maintenance requires a written notice up to ***, but not less than *** notice to Cingular and STI Decision Makers.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

     2.2  Description for e-Mail Manager

     STI will host an email infrastructure that reliably forwards all system generated emails to Cingular Online customers. This infrastructure will operate within the following service levels:

          1.   Dual mail relay servers to deliver *** % uptime

          2.   Support *** email messages per day

          3.   *** retention of all sent email messages

          4.   Message sizes may not exceed *** or contain attachments

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

3.0  ASSUMPTIONS

     3.1  METHODS AND PROCEDURES (M&P)

     STI's Order Management Center will adhere to Cingular approved Methods and Procedures (M&P). STI must submit a change request and receive written approval from Cingular to deviate from the approved M&P.

     3.2  SECURITY

     STI in its ordinary course of business, from time to time but no less than every ***, will have an independent security audit evaluating its controls and procedures as it relates to all of its clients. Any material weaknesses which arise will be immediately corrected or otherwise disclosed to Cingular.

     3.3  REMEDIES

          1. Service levels apply only to transactions that are received and processed through the Order Gateway and OMC.

          2. SLA and remedies do not apply when latency or system issues are experienced with Cingular or Third Party Vendor systems, e.g.:
               Care, Telegence, Siebel, NBO, Oracle, other Back Office Systems.

          3. Remedies not identified in this document may require further negotiation on the service price per transaction.

          4. Cingular must maintain Account Payable terms better than *** or all remedies are forfeited for that period.

          5. STI is not eligible for any bonus if any other of the Service Levels is missed for ***. Once Synchronoss is back within service levels the premium charge for exceeding SLA would apply.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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                                     Page 13